                                                                   Exhibit 10.14





                     Executive Protection Policy for:

                       BOLT BERANEK AND NEWMAN INC.

                              DECLARATIONS

                              EXECUTIVE PROTECTION POLICY

                              Policy Number 8137-71-31

                              Federal Insurance Company, a stock insurance company, incorporated under the laws of Indiana, herein called the Company.

Item 1.  Parent Organization:
         BOLT BERANEK AND NEWMAN INC.

         150 CAMBRIDGE PARK DRIVE
         CAMBRIDGE, MASSACHUSETTS
         02140

Item 2:  Policy Period:   From 12:01 A.M. on DECEMBER 01, 1993
                          To 12:01 A.M. on DECEMBER 01, 1994
                          Local time at the address shown in Item 1.

Item 3:  Coverage Summary
         Description
         GENERAL TERMS AND CONDITIONS
         EXECUTIVE LIABILITY AND INDEMNIFICATION
         OUTSIDE DIRECTORSHIP LIABILITY

Item 4:  Termination of
         Prior Policies:  NONE

THE EXECUTIVE LIABILITY AND INDEMNIFICATION, FIDUCIARY LIABILITY, OUTSIDE DIRECTORSHIP LIABILITY AND EMPLOYMENT PRACTICES LIABILITY COVERAGE SECTIONS (WHICHEVER ARE APPLICABLE) ARE ALL WRITTEN ON A CLAIMS MADE BASIS. EXCEPT AS OTHERWISE PROVIDED, THESE COVERAGE SECTIONS COVER ONLY CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD. PLEASE READ CAREFULLY.

In witness whereof, the Company issuing this policy has cause this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                         FEDERAL INSURANCE COMPANY


       Secretary                        President




- - -----------------------     ----------------------------------
         Date                    Authorized Representative

GENERAL TERMS
AND CONDITIONS

Territory                 1.  Coverage shall extend anywhere in the world.

- - --------------------------------------------------------------------------------

Terms and Conditions      2.  Except for the General terms and Conditions or
                              unless stated to the contrary in any coverage
                              section, the terms and conditions of each coverage
                              section of this policy apply only to that section
                              and shall not be construed to apply to any other
                              coverage section of this policy.
- - --------------------------------------------------------------------------------

Limits of Liability and   3.  Unless stated to the contrary in any coverage
Deductible Amounts            section, the limits of liability and deductible
                              amounts shown for each coverage section of this
                              policy are separate limits of liability and
                              separate deductible amounts pertaining to the
                              coverage section for which they are shown; the
                              application of a deductible amount to a loss
                              under one coverage section of this policy
                              shall not reduce the deductible amount under any
                              other coverage section of this policy.
- - --------------------------------------------------------------------------------

Notice                    4.  Notice to the Company under this policy shall be
                              given in writing addressed to:

                              Notice of Claim:

                                            National Claims Department
                                            Chubb Group of
                                            Insurance Companies
                                            15 Mountain View Road
                                            Warren, New Jersey 07059

                              All Other Notices:

                                            Executive Protection Department
                                            Chubb Group of Insurance Companies
                                            15 Mountain View Road
                                            Warren, New Jersey 07059

                              Such notice shall be effective on the date of
                              receipt by the Company at such address.
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Investigation             5.  The Company may make any investigation it deems
and Settlement                necessary and may, with the written consent of
                              the Insured, make any settlement of a claim it deems expedient. If the Insured withholds consent to such settlement, the Company's liability for all loss on account of such claim shall not exceed the amount for which the Company could have settled such claim plus costs, charges and expenses accrued as of the date such settlement was proposed in writing by the Company to the Insured.

GENERAL TERMS
AND CONDITIONS

Valuation and      6.  All premiums, limits, retentions, loss and other
Foreign Currency       amounts under this policy are expressed and payable in
                       the currency of the United States of America.
                       Except as otherwise provided in any coverage
                       section, if judgment is rendered, settlement is
                       denominated or another element of loss under this
                       policy is stated in a currency other than United
                       States of America dollars, payment under this policy
                       shall be made in United States dollars at the rate
                       of exchange published in the Wall Street Journal on
                       the date the final judgment is reached, the amount
                       of the settlement is agreed upon or the other
                       element of loss is due, respectively.
- - --------------------------------------------------------------------------------
Subrogation        7.  In the event of any payment under this policy, the
                       Company shall be subrogated to the extent of such
                       payment to all the Insured's rights of recovery, and the
                       Insured shall execute all papers required and shall do
                       everything necessary to secure and preserve such
                       rights, including the execution of such documents
                       necessary to enable the Company effectively to bring
                       suit in the name of the Insured.
- - --------------------------------------------------------------------------------
Action Against     8.  No action shall lie against the Company unless, as a
the Company            condition precedent thereto, there shall have been full
                       compliance with all the terms of this policy.  No person
                       or organization shall have any right under this policy
                       to join the Company as a party to any action against
                       the Insured to determine the Insured's liability nor
                       shall the Company be impleaded by the Insured or his
                       legal representatives.  Bankruptcy or insolvency of an
                       Insured or of the estate of an Insured shall not
                       relieve the Company of its obligations nor deprive
                       the Company of its rights under this policy.
- - --------------------------------------------------------------------------------
Authorization      9.  By acceptance of this policy, the Parent Organization
Clause                 agrees to act on behalf of all Insureds with respect to
                       the giving and receiving of notice of claim or
                       termination, the payment of premiums and the receiving
                       of any return premiums that may become due under this
                       policy, the negotiation, agreement to and acceptance of
                       endorsements, and the giving or receiving of any
                       notice provided for in this policy (except the
                       giving of notice to apply for the Extended Reporting
                       Period), and the Insureds agree that the Parent
                       Organization shall act on their behalf.
- - --------------------------------------------------------------------------------
Alteration        10.  No change in, modification of, or assignment of interest
and Assignment         under this policy shall be effective except when made by
                       a written endorsement to this policy which is signed by
                       an authorized employee of Chubb & Son Inc.
- - --------------------------------------------------------------------------------
Termination of    11.  This policy or any coverage section shall terminate at
Policy or              the earliest of the following times:
Coverage Section
                         (A)  sixty days after the receipt by the Parent
                              Organization of a written notice of termination
                              from the Company,

                         (B) upon the receipt by the Company of written notice of termination from the Parent Organization.

General Terms
and Conditions

Termination of           (C)  upon expiration of the Policy Period as set forth
Policy or                     in Item 2 of the Declarations of this policy, or
Coverage Section
(continued)              (D)  at such other time as may be agreed upon by the
                              Company and the Parent Organization.

                        The Company shall refund the unearned premium computed at customary short rates if the policy or any coverage section is terminated by the Parent Organization. Under any other circumstances the refund shall be computed pro rata.

- - --------------------------------------------------------------------------------

Termination of     12.  Any bonds or policies issued by the Company or its
Prior Bonds             affiliates and specified in Item 4 of the Declarations
or Policies             of this policy shall terminate, if not already
                        terminated, as of the inception date of this policy.
                        Such prior bonds or policies shall not cover any loss under the Crime or Kidnap/Ransom & Extortion coverage sections not discovered and notified to the Company prior to the inception date of this policy.

- - --------------------------------------------------------------------------------

Definitions        13.  When used in this policy:

                        Parent Organization means the organization designated in Item 1 of the Declarations of this policy.

                        Policy Period means the period of time specified in
                        Item 2 of the Declarations of this policy, subject to prior termination in accordance with Subsection 11 above. If this period is less than or greater than one year, then the Limits of Liability specified in the Declarations for each coverage section shall be the Company's maximum limit of liability under such coverage section for the entire period.

Effective date of
this endorsement:  DECEMBER 01, 1993

To be attached to and form part of      Company:  FEDERAL INSURANCE COMPANY
Policy No. 8137-71-31

Issued to:  BOLT BERANEK & NEWMAN INC.

- - --------------------------------------------------------------------------------


The following is a schedule of endorsements issued with the policy at inception:



EXECUTIVE  LIABILITY AND INDEMNIFICATION

  ENDORSEMENT NUMBER                    FORM NUMBER

          1                             14-02-0961
          2                             14-02-0961
          3                             14-02-0961
          4                             14-02-0961

OUTSIDE DIRECTORSHIP LIABILITY

  ENDORSEMENT NUMBER                    FORM NUMBER

          1                             14-02-0961
          2                             14-02-1291

                                        DECLARATIONS

                                        EXECUTIVE LIABILITY AND
                                        INDEMNIFICATION COVERAGE SECTION

Item 1.   Parent Organization:
          BOLT BERANEK & NEWMAN INC.






Item 2.   Limits of Liability:

          (A)  Each Loss           $3,000,000.
          (B)  Each Policy Period  $3,000,000.

          Note that the limits of liability and any deductible or retention are reduced or exhausted by Defense Costs.

Item 3.   Coinsurance Percent:  NONE

Item 4.   Deductible Amount:

               Insuring Clause 2   $1,000,000

Item 5.   Insured Organization:
          BOLT BERANEK AND NEWMAN INC.
          AND ITS SUBSIDIARIES





Item 6.   Insured Persons:
          Any person who has been, now is, or shall become a duly elected director or a duly elected or appointed officer of the Insured Organization.


Item 7.   Extended Reporting Period:

          (A)  Additional Premium: 75% OF THE ANNUAL PREMIUM
          (B)  Additional Period:  ONE YEAR

Item 8.   Pending or Prior Date:  DECEMBER 1, 1990

Item 9.   Continuity Date:  DECEMBER 1, 1990

Executive Liability      In consideration of payment of the premium and subject
and Indemnification      to the Declarations, General Terms and Conditions, and
Coverage Section         the limitations, conditions, provisions and
                         other terms of this coverage section, the Company agrees as follows:

- - --------------------------------------------------------------------------------

INSURING CLAUSES

Executive           1.  The Company shall pay on behalf of each of the Insured
Liability Coverage      Persons all Loss for which the Insured Person is not
Insuring Clause 1       indemnified by the Insured Organization and which the
                        Insured Person becomes legally obligated to pay on account of any Claim first made against him, individually or otherwise, during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person before or during the Policy Period.

- - --------------------------------------------------------------------------------

Executive           2.  The Company shall pay on behalf of the Insured
Indemnification         Organization all Loss for which the Insured
Coverage Insuring       Organization grants indemnification to each Insured
Clause 2                Person, as permitted or required by law, which the
                        Insured Person has become legally obligated to pay on account of any Claim first made against him, individually or otherwise, during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person before or during the Policy Period.

- - --------------------------------------------------------------------------------

Estates and Legal   3.  Subject otherwise to the General Terms and
Representatives         Conditions and the limitations, conditions, provisions
                        and other terms of this coverage section, coverage shall extend to Claims for the Wrongful Acts of Insured Persons made against the estates, heirs, legal representatives or assigns of Insured Persons who are deceased or against the legal representatives or assigns of Insured Persons who are incompetent, insolvent or bankrupt.

- - --------------------------------------------------------------------------------

Extended            4.  If the Company terminates or refuses to renew this
Reporting Period        coverage section other than for nonpayment of premium,
                        the Parent Organization and the Insured Persons shall have the right, upon payment of the additional premium set forth in Item 7(A) of the Declarations for this coverage section, to an extension of the coverage granted by this coverage section for the period set forth in Item 7(B) of the Declarations for this coverage section (Extended Reporting Period) following the effective date of termination or nonrenewal, but only for any Wrongful Act committed, attempted, or allegedly committed or attempted, prior to the effective date of termination or nonrenewal.
                        This right of extension shall lapse unless written notice of such election, together with payment of the additional premium due, is received by the Company within 30 days following the effective date of termination or nonrenewal. Any Claim made during the Extended Reporting Period shall be deemed to have been made during the immediately preceding Policy Period.

                        If the Parent Organization terminates or declines to accept renewal, the Company may, if requested, at its sole option, grant an Extended Reporting Period. The offer of renewal terms and conditions or premiums different from those in effect prior to renewal shall not constitute refusal to renew.

EXCLUSIONS

Exclusions           5.  The Company shall not be liable for Loss on
Applicable               account of any Claim made against any Insured
to Insuring              Person:
Clauses 1 and 2
                           (a) based upon, arising from, or in consequence of any circumstance if written notice of such circumstance has been given under any policy or coverage section of which this coverage section is a renewal or replacement and if such prior policy or coverage section affords coverage (or would afford such coverage except for the exhaustion of its limits of liability) for such Loss, in whole or in part, as a result of such notice;

                           (b) based upon, arising from, or in consequence of any demand, suit or other proceeding pending, or order, decree or judgement entered against any Insured on or prior to the Pending or Prior Date set forth in Item 8 of the Declarations for this coverage section, or the same or any substantially similar fact, circumstance or situation underlying or alleged therein;

                           (c) brought or maintained by or on behalf of any Insured except:

                                 (i) a Claim that is a derivative action brought
                                     or maintained on behalf of an Insured
                                     Organization by one or more persons who are not Insured Persons and who bring and maintain the Claim without the solicitation, assistance or participation of any Insured,
                                (ii) a Claim brought or maintained by an Insured
                                     Person for the actual or alleged wrongful termination of the Insured Person, or
                               (iii) a Claim brought or maintained by an Insured
                                     Person for contribution or indemnity, if the Claim directly results from another Claim covered under this coverage section;

                           (d) for an actual or alleged violation of the responsibilities, obligations or duties imposed by the Employee Retirement Income Security Act of 1974 and amendments thereto or similar provisions of any federal, state or local statutory law or common law upon fiduciaries of any pension, profit sharing, health and welfare or other employee benefit plan or trust established or maintained for the purpose of providing benefits to employees of an Insured
                                Organization:

                           (e) for bodily injury, mental or emotional distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof; or

                           (f)  based upon, arising from, or in consequence of
                                (i) the actual, alleged or threatened discharge, release, escape or disposal of Pollutants into or on real or personal property, water or the atmosphere; or (ii) any direction or request that the Insured test for, monitor, clean up, remove, contain, treat, detoxify or neutralize Pollutants, or any voluntary decision to do so; including but not limited to any Claim for financial loss to the Insured Organization, its security holders or its creditors based upon, arising from, or in consequence of the matters described in (i) or (ii) of this exclusion.

Exclusions
(continued)

Exclusions       6.  The Company shall not be liable under Insuring
Applicable           Clause 1 for Loss  on account of any Claim
to Insuring          made against any Insured Person:
Clause 1 Only
                       (a) for an accounting of profits made from the purchase or sale by such Insured Person of securities of the Insured Organization within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law or common law;

                       (b) based upon, arising from, or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by such Insured Person, if a judgement or other final adjudication adverse to the Insured Person establishes such a deliberately fraudulent act or omission or willful violation; or

                       (c) based upon, arising from, or in consequence of such Insured Person having gained in fact any personal profit, remuneration or advantage to which such Insured Person was not legally entitled.

- - --------------------------------------------------------------------------------

Severability     7.   With respect to the Exclusions in Subsections 5 and 6
of Exclusions         of this coverage section, no fact pertaining to or
                      knowledge possessed by any Insured Person shall be imputed to any other Insured Person to determine if coverage is available.

- - --------------------------------------------------------------------------------

Limit of         8.   For the purposes of this coverage section, all
Liability,            Loss arising out of the same Wrongful Act and
Deductible and        all Interrelated Wrongful Acts of any Insured Person
Coinsurance           shall be deemed one Loss, and such Loss shall be
                      deemed to have originated in the earliest Policy Period in which a Claim is first made against any Insured
                      Person alleging any such Wrongful Act or Interrelated
                      Wrongful Acts.

                      The Company's maximum liability for each Loss, whether covered under Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for each Loss set forth in Item 2(A) of the Declarations for this coverage section. The Company's maximum aggregate liability for all Loss on account of all Claims first made during the same Policy Period, whether covered under Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for each Policy Period set forth in Item 2(B) of the Declarations for this coverage section.

                      The Company's liability under Insuring Clause 2 shall apply only to that part of each Loss which is excess of the Deductible Amount set forth in Item 4 of the Declarations for this coverage section and such Deductible Amount shall be borne by the Insureds uninsured and at their own risk.

                      If a single Loss is covered in part under Insuring Clause 1 and in part under Insuring Clause 2, the Deductible Amount applicable to the Loss shall be the Insuring Clause 2 deductible set forth in Item 4 of the Declarations for this coverage section.

Limit of Liability,    With respect to all Loss (excess of the applicable
Deductible and         Deductible Amount) originating in any one Policy Period,
Coinsurance            the Insureds shall bear uninsured and at their own risk
(continued)            that percent of all such Loss specified as the
                       Coinsurance Percent in Item 3 of the Declarations for this coverage section, and the Company's liability hereunder shall apply only to the remaining percent of all such Loss.

                       Any Loss covered in whole or in part by this coverage section and the Employment Practices Liability coverage section of this policy (if purchased) shall be subject to the limits of liability, deductible and coinsurance percent applicable to such other coverage section; provided, however, if any limit of liability applicable to such other coverage section is exhausted with respect to such Loss, any remaining portion of such Loss otherwise covered by this coverage section shall be subject to the Limits of Liability and Coinsurance Percent applicable to this coverage section, as reduced by the amount of such Loss otherwise covered by this coverage section which is paid by the Company pursuant to such other coverage section.

                       For purposes of this Subsection 8 only, the Extended Reporting Period, if exercised, shall be part of and not in addition to the immediately preceding Policy Period.

- - --------------------------------------------------------------------------------

Presumptive       9.   If the Insured Organization:
Indemnification
                         (a) fails or refuses, other than for reason of Financial Impairment, to indemnify the Insured Person for Loss; and

                         (b) is permitted or required to indemnify the Insured Person for such Loss pursuant to:

                                (i) the by-laws or certificate of incorporation of the Insured Organization in effect at the inception of this coverage section, or

                                (ii) any subsequently amended or superseding by-
                                     laws or certificate of incorporation of the Insured Organization provided, however, that such amended or superseding by-laws or certificate of incorporation expand or broaden, and do not restrict or in any way limit, the Insured Organization's ability to indemnify the Insured Person:

                       then, notwithstanding any other conditions, provisions or terms of this coverage section to the contrary, any payment by the Company of such Loss shall be subject to (i) the Insuring Clause 2 Deductible
                       Amount set forth in Item 4 of the Declarations for this coverage section, and (ii) all of the Exclusions set forth in Subsections 5 and 6 of this coverage section.

                       For purposes of this Subsection 9, the shareholder and board of director resolutions of the Insured Organization shall be deemed to provide indemnification for such Loss to the fullest extent permitted by such by-laws or certificate of incorporation.

Reporting         10.  The Insureds shall, as a condition precedent to
and Notice             exercising their rights under this coverage section,
                       give to the Company written notice as soon as practicable of any Claim made against any of them for a Wrongful Act.

                       If during the Policy Period or Extended Reporting Period (if exercised) an Insured becomes aware of circumstances which could give rise to a Claim and gives written notice of such circumstance(s) to the Company, then any Claims subsequently arising from such circumstances shall be considered to have been made during the Policy Period or the Extended Reporting Period in which the circumstances were first reported to the Company.

                       The Insureds shall, as a condition precedent to exercising their rights under this coverage section, give to the Company such information and cooperation as it may reasonably require, including but not limited to a description of the Claim or circumstances, the nature of the alleged Wrongful Act, the nature of the alleged or potential damage, the names of actual or potential claimants, and the manner in which the Insured first became aware of the Claim or circumstances.

- - --------------------------------------------------------------------------------

Defense and       11.  Subject to this Subsection, it shall be the duty of
Settlement             the Insured Persons and not the duty of the Company to
                       defend Claims made against the Insured Persons.

                       The Insureds agree not to settle any Claim, incur any Defense Costs or otherwise assume any contractual obligation or admit any liability with respect to any Claim without the Company's written consent, which shall not be unreasonably withheld. The Company shall not be liable for any settlement, Defense Costs, assumed obligation or admission to which it has not consented.

                       The Company shall have the right and shall be given the opportunity to effectively associate with the Insureds in the investigation, defense and settlement, including but not limited to the negotiation of a settlement, of any Claim that appears reasonably likely to be covered in whole or in part by this coverage section.

                       The Insureds agree to provide the Company with all information, assistance and cooperation which the Company reasonably requests and agree that in the event of a Claim the Insureds will do nothing that may prejudice the Company's position or its potential or actual rights of recovery.

                       Defense Costs are part of and not in addition to the Limits of Liability set forth in Item 2 of the Declarations for this coverage section, and the payment by the Company of Defense Costs reduces such Limits of Liability.

- - --------------------------------------------------------------------------------

Allocation        12.  If both Loss  covered by this coverage section and
                       loss not covered by this coverage section are incurred, either because a Claim against the Insured
                       Persons includes both covered and uncovered matters or because a Claim is made against both an Insured
                       Person and others, including the Insured
                       Organization, the Insureds and the Company shall use their best efforts to agree upon a fair and proper allocation of such amount between covered Loss and uncovered loss.

Allocation             If the Insureds and the Company agree on an
(continued)            allocation of Defense Costs, the Company shall advance
                       on a current basis Defense Costs allocated to the covered Loss. If the Insureds and the Company cannot agree on an allocation:

                         (a) no presumption as to allocation shall exist in any arbitration, suit or other proceeding;

                         (b) the Company shall advance on a current basis Defense Costs which the Company believes to be covered under this coverage section until a different allocation is negotiated, arbitrated or judicially determined; and

                         (c) The Company, if requested by the Insureds, shall submit the dispute to binding arbitration. The rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel, which shall consist of one arbitrator selected by the Insureds, one arbitrator selected by the Company, and a third independent arbitrator selected by the first two arbitrators.

                       Any negotiated, arbitrated or judicially determined allocation of Defense Costs on account of a Claim shall be applied retroactively to all Defense Costs on account of such Claim, notwithstanding any prior advancement to the contrary. Any allocation or advancement of Defense Costs on account of a Claim shall not apply to or create any presumption with respect to the allocation of other Loss on account of such Claim.

- - --------------------------------------------------------------------------------

Other             13.  If any Loss arising from any Claim made against any
Insurance              Insured Persons is insured under any other valid
                       policy (ies), prior or current, then this coverage section shall cover such Loss, subject to its limitations, conditions, provision and other terms, only to the extent that the amount of such Loss is in excess of the amount of payment from such other insurance whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limits of Liability provided in this coverage section.

Changes in
Exposure

Acquisition or         14.  If the Insured Organization (i) acquires securities
Creation of                 or voting rights in another organization or
Another Organization        creates another organization, which as a result of
                            such acquisition or creation becomes a Subsidiary, or (ii) acquires any organization by merger into or consolidation with an Insured Organization, such organization and its Insured Persons shall be Insureds under this coverage section but only with respect to Wrongful Acts committed, attempted, or allegedly committed or attempted, after such acquisition or creation unless the Company agrees, after presentation of a complete application and all appropriate information, to provide coverage by endorsement for Wrongful Acts committed, attempted, or allegedly committed or attempted, by such Insured
                            Persons prior to such acquisition or creation.


                            If the fair value of all cash, securities, assumed indebtedness and other consideration paid by the Insured Organization for any such acquisition or creation exceeds 10% of the total assets of the Parent Organization as reflected in the Parent Organization's most recent audited consolidated financial statements, the Parent Organization shall give written notice of such acquisition or creation to the Company as soon as practicable together with such information as the Company may require and shall pay any reasonable additional premium required by the Company.

- - --------------------------------------------------------------------------------

Acquisition of Parent  15.  If (i) the Parent Organization merges into or
Organization by             consolidates with another organization, or (ii)
Another Organization        another organization or person or group of
                            organizations and/or persons acting in concert acquires securities or voting rights which result in ownership or voting control by the other organization(s) or person(s) of more than 50% of the outstanding securities representing the present right to vote for the election of directors of the Parent Organization, coverage under this coverage section shall continue until termination of this coverage section, but only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted, by Insured
                            Persons prior to such merger, consolidation or acquisition. The Parent Organization shall give written notice of such merger, consolidation or acquisition to the Company as soon as practicable together with such information as the Company may require.

- - --------------------------------------------------------------------------------

Cessation of           16.  In the event an organization ceases to be a
/Subsidiaries               Subsidiary before or after the Inception Date of
                            this coverage section, coverage with respect to such Subsidiary and its Insured Persons shall continue until termination of this coverage section but only with respect to Claims for Wrongful Acts committed, attempted or allegedly committed or attempted prior to the date such organization ceased to be a Subsidiary.

- - --------------------------------------------------------------------------------

Representations        17.  In granting coverage to any one of the Insureds, the
and Severability            Company has relied upon the declarations and
                            statements in the written application for this coverage section and upon any declarations and statements in the original written application submitted to another insurer in respect of the prior coverage incepting as of the Continuity
                            Date set forth in Item 9 of the Declarations for this coverage section. All such declarations and statements are the basis of such coverage and shall be considered as incorporated in and constituting part of this coverage section.

                            Such written application(s) for coverage shall be construed as a separate application for coverage by each of the Insured Persons. With respect to the declarations and statements contained in such written applications(s) for coverage, no statement in the application or knowledge possessed by any Insured Person shall be imputed to any other Insured Persons for the purpose of determining if coverage is available.

Definitions     18.  When used in this coverage section:

                     Claim means:

                       (i)  a written demand for monetary damages,

                      (ii) a civil proceeding commenced by the service of a complaint or similar pleading,

                     (iii) a criminal proceeding commenced by a return of an indictment, or

                      (iv) a formal administrative or regulatory proceeding commenced by the filing of a notice of charges, formal investigative order or similar document,

                     against any Insured Person for a Wrongful Act, including any appeal therefrom.

                     Defense Costs means that part of Loss consisting of reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured Organization) incurred in defending or investigating Claims and the premium for appeal, attachment or similar bonds.

                     Financial Impairment means the status of the Insured Organization resulting from (i) the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the Insured Organization, or (ii) the Insured Organization becoming a debtor in possession.

                     Insured, either in the singular or plural, means the Insured Organization and any Insured Person.

                     Insured Capacity means the position or capacity designated in Item 6 of the Declarations for this coverage section held by any Insured Person but shall not include any position or capacity in any organization other than the Insured Organization, even if the Insured Organization directed or requested the Insured Person to serve in such other position or capacity.

                     Insured Organization means, collectively, those organizations designated in Item 5 of the Declarations for this coverage section.

                     Insured Person, either in the singular or plural, means any one or more of those persons designated in
                     Item 6 of the Declarations for this coverage section.

                     Interrelated Wrongful Acts means all causally connected Wrongful Acts.

                     Loss means the total amount which any Insured Person becomes legally obligated to pay on account of each Claim and for all Claims in each Policy Period and the Extended Reporting Period, if exercised, made against them for Wrongful Acts for which coverage applies, including, but not limited to, damages, judgements, settlements, costs and Defense Costs. Loss does not include (i) any amount not indemnified by the Insured Organization for which the Insured Person is absolved from payment by reason of any covenant, agreement or court order,

Definitions          (ii) any amount incurred by the Insured Organization
(continued)          (including its board of directors or any committee of the
                     board of directors) in connection with the investigation or evaluation of any Claim or potential Claim by or on behalf of the Insured Organization, (iii) fines or penalties imposed by law or the multiple portion of any multiplied damage award, or (iv) matters uninsurable under the law pursuant to which this coverage section is construed.

                     Pollutants means any substance located anywhere in the world exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by, the United States Environmental Protection Agency or a state, county, municipality or locality counterpart thereof. Such substances shall include, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials. Pollutants shall also mean any other air emission, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products and any noise.

                     Subsidiary, either in the singular or plural, means any organization in which more than 50% of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled, directly or indirectly, in any combination, by one or ore Insured Organizations.

                     Wrongful Act means any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by an Insured Person, individually or otherwise, in his Insured Capacity, or any matter claimed against him solely by reason of his serving in such Insured Capacity.

                                                                ENDORSEMENT

Coverage Section:  EXECUTIVE LIABILITY  Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.:  1
This endorsement:  DECEMBER 01, 1993


                                        To be attached to and form part of
                                        Policy No. 8137-71-31

Issued to:  BOLT BERANEK & NEWMAN INC.


- - --------------------------------------------------------------------------------



It is agreed that subsection 5, "Exclusions:  Exclusions
Applicable to Insuring Clause 1 and 2", is amended by deleting paragraph (b) in its entirety and replacing it with the following:

     (b) based upon, arising from, or in consequence of any demand, suit or other proceeding pending, or order, decree or judgement entered against any Insured on or prior to the Pending or Prior Date set forth in Item 8 of the Declarations for this coverage section, or the same or substantially the same facts underlying or alleged therein;

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



                                     ---------------------------------------
                                             Authorized Representative




                                     ---------------------------------------
                                                       Date

                                                                ENDORSEMENT

Coverage Section:  EXECUTIVE LIABILITY  Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.:  2
This endorsement:  DECEMBER 01, 1993


                                        To be attached to and form part of
                                        Policy No. 8137-71-31

Issued to:  BOLT BERANEK & NEWMAN INC.


- - --------------------------------------------------------------------------------

It is agreed that subsection 6, "Exclusions:  Exclusions
Applicable to Insuring Clause 1 Only", is amended by adding the following:

  (d) of any Subsidiary for any alleged Wrongful Act occurring at any time when the Insured Organization did not own more than 50% of the issued and outstanding voting stock of such subsidiary either directly or indirectly through one or more of its subsidiaries.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



                                       -------------------------------------
                                             Authorized Representative




                                       -------------------------------------
                                                       Date

                                                                     ENDORSEMEMT

Coverage Section:  EXECUTIVE LIABILITY  Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.:  3
This endorsement:  DECEMBER 01, 1993


                                        To be attached to and form part of
                                        Policy No. 8137-71-31

Issued to:  BOLT BERANEK & NEWMAN INC.


- - --------------------------------------------------------------------------------


It is understood and agreed that under Exclusion 6, found on Page
4 of 10, paragraph (d) is amended by deleting it in its entirety and replacing it with the following:

     (d) under Insuring Clause 1 of BBN Delta Graphics and Network Switching Systems, for any alleged Wrongful Act occurring at any time when the Insured Organization did not own more than 50% of the issued and outstanding voting stock of such Subsidiary either directly or indirectly through one or more of its Subsidiaries; however, this exclusion shall not apply to Claims alleging Wrongful Acts occurring prior to when the Corporation became a Subsidiary if the Insured was a Director or Officer of the Subsidiary for at least a ninety day period during the time when the corporation was a Subsidiary.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.




                                       --------------------------------------
                                             Authorized Representative


                                       --------------------------------------
                                                       Date

                                                                ENDORSEMENT

Coverage Section:  EXECUTIVE LIABILITY  Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.:  4
This endorsement:  DECEMBER 01, 1993


                                        To be attached to and form part of
                                        Policy No. 8137-71-31

Issued to:  BOLT BERANEK & NEWMAN INC.


- - --------------------------------------------------------------------------------


It is agreed that Item 6 of the Declarations, Insured Persons, is amended to include the following:

     Any person who was, is, or shall become a duly elected director or a duly elected or appointed officer, including divisional directors and officers performing their duties in the following divisions:

          Communications Division
          Software Products Division
          Systems & Technologies Division
          International Division
          Corporate Services Division

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



                                       ----------------------------------
                                             Authorized Representative


                                       ----------------------------------
                                                      Date

                                                                ENDORSEMENT

Coverage Section:  EXECUTIVE LIABILITY  Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.:  5
This endorsement:  DECEMBER 01, 1993


                                        To be attached to and form part of
                                        Policy No.:  8137-71-31

Issued to:  BOLT BERANEK & NEWMAN INC.


- - --------------------------------------------------------------------------------


It is understood and agreed that both Insuring Clause 1., Executive Liability Coverage and Insuring Clause II., Executive
Indemnification Coverage, are amended by adding the following:

     In the event of a Claim, should a Loss be payable under policy number 440-43-26 issued by the National Union Fire Insurance Company of Pittsburgh, PA, the Company's obligation to pay will be for amounts immediately in excess of Loss Payable under such other policy and this policy will not contribute with such other insurance.

It is also understood and agreed that if the National Union Fire Insurance Company of Pittsburgh, PA, wrongfully refuses to pay under its policy, the Company will respond as if this policy was primary insurance; provided that the Company is subrogated to all rights of recovery under such policy. The Insured shall execute all papers reasonably required and take all reasonable actions that may be necessary to secure the rights of the Company.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.





                                       ----------------------------------
                                             Authorized Representative


                                       ----------------------------------
                                                     Date

                                        DECLARATIONS

                                        OUTSIDE DIRECTORSHIP LIABILITY
                                        COVERAGE SECTION

Item 1.        Parent Organization:
               BOLT BERANEK & NEWMAN INC.




Item 2.        Limits of Liability:

                    (A)  Each Loss              $3,000,000.
                    (B)  Each Policy Period     $3,000,000.

               Note that the limits of liability and any deductible or retention are reduced or exhausted by Defense Costs.

Item 3.        Coinsurance Percent:             NONE

Item 4.        Deductible Amount:

               Insurance Clause 2               $1,000,000.

Item 5.        Insured Organization:
               BOLT BERANEK & NEWMAN INC.
               AND ITS SUBSIDIARIES






Item 6.        Insured Persons:
               With regard to a Non-Profit Outside Entity, any person who has been, now is or shall become a duly elected director, a duly elected or appointed officer, or an employee of the Insured Organization. With regard to any Scheduled Outside Entity, any individual listed on a Scheduled Outside Entity Endorsement.

Item 7.        Extended Reporting Period:

               (A)  Additional Premium:           75% OF THE ANNUAL PREMIUM
               (B)  Additional Period:            ONE YEAR

Item 8.        Pending or Prior Date:  DECEMBER 1, 1990

Item 9.        Continuity Date:  DECEMBER 1, 1990

Outside Directorship     In consideration of payment of the premium and
Liability Coverage       subject to the Declarations, General Terms and
Section                  Conditions, and the limitations, conditions,
Insuring Clauses         provisions and other terms of this coverage section,
                         the Company agrees as follows:

- - --------------------------------------------------------------------------------

Outside Directorship     1.  The Company shall pay on behalf of each of
Liability Coverage           the Insured Persons who serve in an
Insuring Clause 1            Outside Directorship all Loss for which the
                             Insured Person is not indemnified by the Insured Organization or the Outside Entity and which the Insured Person becomes legally obligated to pay on account of any Claim first made against him individually or otherwise, during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person before or during the Policy Period.

- - --------------------------------------------------------------------------------

Outside Directorship     2.  The Company shall pay on behalf of the
Indemnification              Insured Organization all Loss (i) for which
Coverage                     the Insured Organization grants indemnification,
Insuring Clause 2            as permitted or required by law, to each Insured
                             Person who serves in an Outside Directorship, (ii) for which the Insured Person is not indemnified by the Outside Entity, and (iii) which the Insured
                             Person has become legally obligated to pay on account of any Claim first made against him individually or otherwise, during the Policy
                             Period or, if exercised, during the Extended
                             Reporting Period for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person before or during the Policy
                             Period.

- - --------------------------------------------------------------------------------

Estates and Legal        3.  Subject otherwise to the General Terms and
Representatives              Conditions and the limitations conditions,
                             provisions and other terms of this coverage section, coverage shall extend to Claims for the Wrongful Acts of Insured Persons made against the estates, heirs, legal representatives or assigns of Insured Persons who are deceased or against the legal representatives or assigns of Insured Persons who are incompetent, insolvent or bankrupt.

- - --------------------------------------------------------------------------------

Extended                 4.  If the Company terminates or refuses to renew this
Reporting Period             coverage section other than for nonpayment of
                             premium, the Parent Organization and the Insured
                             Persons shall have the right, upon payment of the additional premium set forth in Item 7(A) of the Declarations for this coverage section, to an extension of the coverage granted by this coverage section for the period set forth in
                             Item 7(B) of the Declarations for this coverage section (Extended Reporting Periods following the effective date of termination or nonrenewal, but only for any Wrongful Act committed, attempted, or allegedly committed or attempted, prior to the effective date of termination or nonrenewal. This right of extension shall lapse unless written notice of such election, together with payment of the additional premium due, is received by the Company within 30 days following the effective date of termination or nonrenewal.
                             Any Claim made during the Extended Reporting
                             Period shall be deemed to have been made during the immediately preceding Policy Period.

                             If the Parent Organization terminates or declines to accept renewal, the Company may, if requested, at its sole option, grant an Extended Reporting Period. The offer of renewal terms and conditions or premiums different from those in effect prior to renewal shall not constitute refusal to renew.

EXCLUSIONS

Exclusions         5.   The Company shall not be liable for Loss on account of
Applicable to           any Claim made against any Insured Person:
Insuring Clauses
1 and 2                  (a)  based upon, arising from, or in consequence of any
                              circumstance if written notice of such
                              circumstance has been given under any policy or coverage section of which this coverage section is a renewal or replacement and if such prior policy or coverage section affords coverage (or would afford such coverage except for the exhaustion of its limits of liability) for such Loss, in whole or part, as a result of such notice.

                         (b) based upon, arising from, or in consequence of any demand, suit or other proceeding pending, or order, decree or judgment entered against any Insured Person on or prior to:

                              (i) the Pending or Prior Date set forth in Item 8 of the Declarations for this coverage section with respect to Outside Directorships in a Non-Profit Outside Entity;

                             (ii) the Pending or Prior Date set forth in the Scheduled Outside Entity Endorsement hereto with respect to Outside Directorships in a Scheduled Outside Entity.

                             or the same or any substantially similar fact, circumstance or situation underlying or alleged therein:

                        (c) brought or maintained by or on behalf of any Insured, the Outside Entity, or one or more of the Outside Entity's directors, officers, trustees, governors or equivalent executives, except:

                              (i) a Claim that is a derivative action brought and maintained on behalf of an Insured Organization by one or more persons who are not Insured Persons and who bring and maintain the Claim without the solicitation, assistance or participation of any Insured; or

                             (ii) a Claim that is a derivative action brought and maintained on behalf of the Outside Entity by one or more persons who are not directors, officers, trustees, governors or equivalent executives of the Outside Entity and who bring and maintain the Claim without the solicitation, assistance or participation of the Outside Entity or any director, officer, trustee, governor or equivalent executive thereof;

                        (d) for an actual or alleged violation of the responsibilities, obligations or duties imposed by the Employee Retirement Income Security Act of 1974 and amendments thereto or similar provisions of any federal, state or local statutory law or common law upon fiduciaries of any pension, profit sharing, health and welfare or other employee benefit plan or trust established or maintained for the purpose of providing benefits to employees of any Outside Entity;

                        (e) for bodily injury, mental or emotional distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof;

Exclusions

Exclusions             (f)  based upon, arising from, or in consequence of (i)
Applicable to               the actual, alleged or threatened discharge,
Insuring Clauses            release, escape or disposal of Pollutants into or on
1 and 2                     real or personal property, water or the atmosphere;
(continued)                 or (ii) any direction or request that the Insured
                            or Outside Entity test for, monitor, clean up, remove, contain, treat, detoxify or neutralize
                            Pollutants, or an voluntary decision to do so;
                            including but not limited to any Claim for financial loss to the Insured Organization, the Outside Entity, or any security holders or creditors thereof based upon, arising from, or in consequence of the matters described in (i) or (ii) of the Exclusion; or

                       (g) for Wrongful Acts committed, attempted or allegedly committed or attempted after the date such Insured Person ceases to serve in the Outside Directorship.

- - --------------------------------------------------------------------------------

Exclusions       6.  The Company shall not be liable under Insuring Clause 1
Applicable to        for Loss on account of any Claim made against any Insured
Insuring Clause      Person:
1 Only
                       (a) for an account of profits made from the purchase or sale by such Insured Person of securities of the Insured Organization or the Outside Entity within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law or common law;

                       (b) based upon, arising from, or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by such Insured Person, if a judgment or other final adjudication adverse to the Insured Person establishes such a deliberately fraudulent act or omission or willful violation; or

                       (c) based upon, arising from, or in consequence of such Insured Person having gained in fact any personal profit, remuneration or advantage to which such Insured Person was not legally entitled.

- - --------------------------------------------------------------------------------

Severability     7.  With respect to the Exclusions in Subsections 5 and 6
of Exclusions        of this coverage section, no fact pertaining to or
                     knowledge possessed by any Insured Person shall be imputed to any other Insured Person to determine if coverage is available.

- - --------------------------------------------------------------------------------

Limit of         8.  For the purposes of this coverage section, all
Liability,           Loss arising out of the same Wrongful
Deductible and       Act and all Interrelated Wrongful Acts of any Insured
Coinsurance          Person shall be deemed one Loss, and such Loss shall be
                     deemed to have originated in the earliest Policy Period in which a Claim is first made against any Insured Person alleging any such Wrongful Acts or Interrelated Wrongful
                     Acts.

                     The Company's maximum liability for each Loss, whether covered under Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for Each Loss set forth in Item 2(A) of the Declarations for this coverage section. The Company's maximum aggregate liability for all Loss on account of all Claims first made during the same Policy Period, whether covered under Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for each Policy Period set forth in Item 2(B) of the Declarations for this coverage section.

Limit of Liability,      The Company's liability under Insuring Clause 2
Deductible and           shall apply only to that part of each
Coinsurance              Loss which is excess of the Deductible Amount set forth
(continued)              in Item 4 of the Declarations for this coverage
                         section and such Deductible Amount shall be borne by the Insureds uninsured and at their own risk.

                         If a single Loss is covered in part under Insuring Clause 1 and in part under Insuring Clause 2, the Deductible Amount applicable to such Loss shall be the Insuring Clause 2 deductible set forth in Item 4 of the Declarations for this coverage section.

                         With respect to all Loss (excess of the applicable Deductible Amount) originating in any one Policy Period, the Insureds shall bear uninsured and at their own risk that percent of all such Loss specified as the Coinsurance Percent in Item 3 of the Declarations for this coverage section and the Company's liability hereunder shall apply only to the remaining percent of all such Loss.

                         For purposes of this Subsection 8 only, the Extended Reporting Period, if exercised, shall be part of and not in addition to the immediately preceding Policy Period.

                         If the Company or any of its subsidiaries or affiliated companies makes payment under another policy or another coverage section of this policy on account of any Claim also covered under this coverage section, the Limit of Liability for this coverage section with respect to such Claim shall be reduced by the amount of such payment.

- - --------------------------------------------------------------------------------

Presumptive         9.   If the Insured Organization:
Indemnification
                           (a) fails or refuses, other than for reason of Financial Impairment, to indemnify the Insured Person for Loss; and

                           (b) is permitted or required to indemnify the Insured Person for such Loss to the fullest extent permitted or required by law,

                         then, notwithstanding any other conditions, provisions or terms of this coverage section to the contrary, any payment by the Company of such Loss shall be subject to
                         (i) the Insuring Clause 2 Deductible Amount set forth in Item 4 of the Declarations for this coverage section and (ii) all of the Exclusions set forth in Subsections 5 and 6 of this coverage section.

                         For purposes of this Subsection 9, the shareholder and
                         board of director resolutions of the Insured
                         Organization shall be deemed to provide indemnification
                         for such Loss to the fullest extent permitted or
                         required by law.
- - --------------------------------------------------------------------------------

Reporting           10.  The Insureds shall, as a condition precedent to
and Notice               exercising their rights under this coverage section,
                         give to the Company written notice as soon as practicable of any Claim made against any of them for a Wrongful Act.

                         If during the Policy Period or Extended Reporting Period (if exercised) an Insured becomes aware of circumstances which could give rise to a Claim and gives written notice of such circumstance(s) to the Company, then any Claims subsequently arising from such circumstances shall be considered to have been reported during the Policy Period or the Extended Reporting Period in which the circumstances were first reported to the Company.

Reporting              The Insureds shall, as a condition precedent to
and Notice             exercising their rights under this coverage section,
(continued)            give to the Company such information and cooperation as
                       it may reasonably require, including but not limited to a description of the Claim or circumstances, the nature of the alleged potential damage, the names of actual or potential claimants, and the manner in which the Insured first became aware of the Claims or circumstances.

- - --------------------------------------------------------------------------------

Defense and       11.  Subject to this Subsection, it shall be the duty of the
Settlement             Insured Persons and not the duty of the Company to
                       defend Claims made against the Insured Persons.

                       The Insureds agree not to settle any Claim, incur any Defense Costs or otherwise assume any contractual obligation or admit any liability with respect to any Claim without the Company's consent, which shall not be unreasonably withheld. The Company shall not be liable for any settlement, Defense Costs, assumed obligation or admission to which it has not consented.

                       The Company shall have the right and shall be given the opportunity to effectively associate with the Insureds in the investigation, defense and settlement, including but not limited to the negotiation of a settlement, of any Claim that appears reasonably likely to be covered in whole or in part by this coverage section.

                       The Insureds agree to provide the Company with all information, assistance and cooperation which the Company reasonably requests and agree that in the event of a Claim the Insureds will do nothing that may prejudice the Company's position or its potential or actual rights of recovery.

                       Defense Costs shall be part of and not in addition to Limits of Liability set forth in Item 2 of the Declarations for this coverage section, and the payment by the Company of Defense Costs reduces such Limits of Liability.

- - --------------------------------------------------------------------------------

Allocation        12.  If both Loss covered by this coverage section and loss not covered by this coverage section are incurred, either because a Claim against the Insured Persons includes both covered and uncovered matters or because a claim is made against both an Insured Person and others, including the Insured Organization, and/or the Outside
                       Entity, the Insureds and the Company shall use their best efforts to agree upon a fair and proper allocation of such amount between covered Loss and uncovered loss.

                       If the Insureds and the Company agree on an allocation of Defense Costs, the Company shall advance on a current basis Defense Costs allocated to covered Loss. If the Insureds and the Company cannot agree on an allocation:

                         (a) no presumption as to allocation shall exist in any arbitration, suit or other proceeding;

                         (b) the Company shall advance on a current basis Defense Costs which the Company believes to be covered under this coverage section until a different allocation is negotiated, arbitrated or judicially determined; and

                         (c) the Company, if requested by the Insureds, shall submit the dispute to binding arbitration. The rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel, which shall consist of one arbitrator selected by the Insureds, one arbitrator selected by the Company, and a third independent arbitrator selected by the first two arbitrators.

Allocation              Any negotiated, arbitrated or judicially determined
(continued)             allocation of Defense Costs on account of a Claim shall
                        be applied retroactively to all Defense Costs on account of such Claim, notwithstanding any prior advancement to the contrary. Any allocation or advancement of Defense Costs on account of a Claim shall not apply to or create any presumption with respect to the allocation of other Loss on account of such Claim.

- - --------------------------------------------------------------------------------

Other Insurance    13.  If the Outside Entity maintains one or more insurance
and Indemnity           policies during the period a Claim otherwise covered by
                        this coverage section is first made against an Insured
                        Person, then with respect to such Claim this coverage section shall be specifically excess of the amount of payment from such other insurance.

                        If any Loss arising from any Claim made against any Insured Persons is insured under any other valid policy(ies), prior or current, or is indemnified by the Outside Entity or any other organization other than the Insured Organization, then this coverage section shall cover such Loss, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such Loss is in excess of the amount of payment from such indemnity or other insurance whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the limits provided in this coverage section.

                        The Insureds agree that they will use their best efforts to promptly enforce any rights of the Insured Persons to indemnification by the Outside Entity or any other organization.

- - --------------------------------------------------------------------------------

Changes in         14.  If the Insured Organization (i) acquires securities or
Exposure                voting rights in another organization or creates
Acquisition or          another organization, which as result of such
Creation of             acquisition or creation becomes a Subsidiary, or (ii)
Another                 acquires any organization by merger into or
Organization            consolidation with an Insured Organization, such
                        organization and its Insured Persons shall be Insureds under this coverage section but only with respect to Wrongful Acts committed, attempted, after such acquisition or creation unless the Company agrees, after presentation of a complete application and all appropriate information, to provide coverage by endorsement for Wrongful Acts committed or attempted, or allegedly committed or attempted, by such Insured
                        Persons prior to such acquisition or creation.

                        If the fair value of all cash, securities, assumed indebtedness and other consideration paid by the Insured Organization for any such acquisition or creation exceeds 10% of the total assets of the Parent Organization as reflected in the Parent Organization's most recent audited consolidated financial statements, the Parent Organization shall give written notice of such acquisition to the Company as soon as practicable together with such information as the Company may require and shall pay any reasonable additional premium required by the Company.

Changes in
Exposure
(continued)

Acquisition of      15.  If (i) the Parent Organization merges into or
Parent Organization      consolidates with another organization, or (ii)
by Another               another organization or person or group of
Organization             organizations and/or persons acting in concert
                         acquires securities or voting rights which result in ownership or voting control by the other organization(s) or person(s) of more than 50% of the outstanding securities representing the present right to vote for election of directors of the Parent Organization, coverage under this coverage section shall continue until termination of this coverage section, but only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted by Insured Persons prior to such merger, consolidation or acquisition. The
                         Parent Organization shall give written notice of such merger, consolidation or acquisition as soon as practicable, together with such information as the Company may require.

- - --------------------------------------------------------------------------------

Cessation of        16.  In the event an organization ceases to be a
Subsidiaries             Subsidiary before or after the Inception
                         Date of this coverage section, coverage with respect to such Subsidiary and its Insured Persons shall continue until termination of this coverage section, but only with respect to Claims for Wrongful
                         Acts committed, attempted or allegedly committed or attempted prior to the date such organization ceased to be a Subsidiary.

- - --------------------------------------------------------------------------------

Scope of            17.  The coverage under this coverage section shall not be
Coverage                 construed under any circumstance to extend to any
                         Outside Entity or to any director, officer, trustee, governor or other executive or employee of any Outside Entity, other than the Insured Person in his Outside Directorship.

Representations     18.  In granting coverage to any one of the Insureds,
and Severability         the Company has relied upon the declarations and
                         statements in the written application for this coverage section and upon any declarations and statements in the original written application submitted to another insurer in respect of the prior coverage incepting as of the Continuity Date set forth in Item 9 of the Declarations for this coverage section. All such declarations and statements are the basis of such coverage and shall be considered as incorporated in and constituting part of this coverage section.

                         Such written application(s) for coverage shall be construed as a separate application for coverage by each of the Insured Persons. With respect to the declarations and statements contained in such written application(s) for coverage, no statement in the application or knowledge possessed by any Insured Person shall be imputed to any other Insured Person for the purpose of determining if coverage is available.

Definitions    19.  When used in this coverage section:

                    Claim means:

                        (i)  a written demand for monetary damages.

                       (ii) a civil proceeding commenced by the service of a complaint or similar pleading,

                      (iii) a criminal proceeding commenced by a return of an indictment, or
                       (iv) a formal administrative or regulatory proceeding commenced by the filing of a notice of charges, formal investigative order or similar document,

                    against any Insured Person for a Wrongful Act, including any appeal therefrom.

                    Defense Costs means that part of Loss consisting of reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured Organization) incurred in defending or investigating Claims, and the premium for appeal, attachment or similar bonds.

                    Financial Impairment means the status of the Insured Organization resulting from (i) the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the Insured Organization, or (ii) the Insured Organization becoming a debtor in possession.

                    Insureds, either in the singular or plural, means the Insured Organization and any Insured Persons.

                    Insured Organization means, collectively, those organizations designated in Item 5 of the Declarations for this coverage section.

                    Insured Persons, either in the singular or plural, means any one or more of those persons designated in
                    Item 6 of the Declarations for this coverage section.

                    Interrelated Wrongful Acts means all causally connected Wrongful Acts.

                    Loss means the total amount which any Insured Person becomes legally obligated to pay on account of each Claim and for all Claims in each Policy Period and the Extended Reporting Period, if exercised, made against them for Wrongful Acts for which coverage applies, including, but not limited to, damages, judgments, settlements, costs and Defense Costs.

                    Loss does not include (i) any amount not indemnified by the Insured Organization for which the Insured Person is absolved from payment by reason of any covenant, agreement or court order, (ii) fines or penalties imposed by law or the multiple portion of any multiplied damage award, or (iii) matters uninsurable under the law pursuant to which this coverage section is construed.

                    Non-Profit Outside Entity means any non-profit corporation, community chest, fund or foundation that is not included in the definition of Insured
                    Organization and that is exempt from federal income tax as an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

Definitions         Outside Directorship means the position of director,
(continued)         officer, trustee, governor or equivalent executive
                    position held by any Insured Person in an Outside Entity if service in such position was with the knowledge and consent or at the request of the Insured Organization.

                    Outside Entity means a Non-Profit Outside Entity or a Scheduled Outside Entity.

                    Pollutants means any substance located anywhere in the world exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by, the United States Environmental Protection Agency or a state, county, municipality or locality counterpart thereof. Such substances shall include, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials. Pollutants shall also mean any other air emission, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products and any noise.

                    Scheduled Outside Entity means any organization listed in a Scheduled Outside Entity Endorsement to this policy.

                    Subsidiary, either in the singular or plural, means any organization in which more than 50% of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled, directly or indirectly, in any combination, by one or more Insured Organizations.

                    Wrongful Act means any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by an Insured Person, individually or otherwise, in an Outside Directorship, or any matter claimed against him solely by reason of his serving in an Outside Directorship.

                                                                ENDORSEMENT

Coverage Section:  OUTSIDE DIRECTORSHIP Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.:  1
this endorsement:  DECEMBER 01, 1993


                                        To be attached to and form part of
                                        Policy No. 8137-71-31



Issued to:  BOLT BERANEK & NEWMAN INC.

- - --------------------------------------------------------------------------------


It is agreed that Item 4 of the Declarations for this coverage section is amended as set forth below:

          OUTSIDE ENTITY                       Insuring Clause 2
                                                   Deductible

Non-Profit Outside Entities . . . . . . . . . .     $25,000.


If two or more deductibles of different amounts apply to a single Loss, the highest of such deductible amounts shall apply to such Loss.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



                                      ----------------------------------------
                                             Authorized Representative



                                      ----------------------------------------
                                                       Date

                                                                ENDORSEMENT

Coverage Section:  OUTSIDE DIRECTORSHIP Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.:  2
this endorsement:  DECEMBER 01, 1993


                                        To be attached to and form part of
                                        Policy No. 8137-71-31



Issued to:  BOLT BERANEK & NEWMAN INC.

- - --------------------------------------------------------------------------------


It is agreed that the following Insured Persons serving in the position of director, officer, trustee, governor, or equivalent executive position in the following respective organizations shall be serving a Scheduled Outside
Entity:

     Insured          Outside         Pending or    Continuity
     Person           Entity          Prior Date       Date
     -------          -------         ----------    ----------
     Gerald Davidson  Dantel          12/01/90       12/01/90
                      Corporation












ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



                                   ----------------------------------------
                                             Authorized Representative




                                   ----------------------------------------
                                                      Date

                     Executive Protection Policy for:

                        BOLT BERANEK & NEWMAN INC.

                                   DECLARATIONS

                                   EXECUTIVE PROTECTION POLICY

                                   Policy Number 8134-46-02-A

                                   Federal Insurance Company, a stock
                                   insurance company, incorporated under
                                   the laws of Indiana, herein called the
                                   Company.

Item 1.  Parent Organization:
         BOLT BERANEK & NEWMAN INC.
         150 CAMBRIDGE PARK DRIVE
         CAMBRIDGE, MASSACHUSETTS 02140

Item 2.  Policy Period:            From 12:01 A.M. on DECEMBER 01, 1993
                                   To   12:01 A.M.  DECEMBER 01, 1994
                                   Local time at the address shown in Item 1.


Item 3.  Coverage Summary
         Description
         GENERAL TERMS AND CONDITIONS
         FIDUCIARY LIABILITY
         CRIME INSURANCE


Item 4.  Termination of
         Prior Policies:   8134-46-02

THE EXECUTIVE LIABILITY AND INDEMNIFICATION, FIDUCIARY LIABILITY, OUTSIDE DIRECTORSHIP LIABILITY AND EMPLOYMENT PRACTICES LIABILITY COVERAGE SECTIONS (WHICHEVER ARE APPLICABLE) ARE ALL WRITTEN ON A CLAIMS MADE BASIS. EXCEPT AS OTHERWISE PROVIDED, THESE COVERAGE SECTIONS COVER ONLY CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD. PLEASE READ CAREFULLY.

In witness whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                         FEDERAL INSURANCE COMPANY


- - -----------------------------             ----------------------------------
Secretary                                 President


- - -----------------------------             ----------------------------------
Date                                      Authorized Representative

General Terms
and Conditions


Territory                1.   Coverage shall extend anywhere in the world.
- - ------------------------------------------------------------------------------
Terms and Conditions     2.   Except for the General Terms and Conditions
                              or unless stated to the contrary in any coverage
                              section, the terms and conditions of each
                              coverage section of this policy apply only to
                              that section and shall not be construed to
                              apply to any other coverage section of this
                              policy.
- - ------------------------------------------------------------------------------
Limits of Liability and  3.   Unless stated to the contrary in any coverage
Deductible Amounts            section, the limits of liability and deductible
                              amounts shown for each coverage section of this
                              policy are separate limits of liability and
                              separate deductible amounts pertaining to the
                              coverage section for which they are shown; the
                              application of a deductible amount to a loss
                              under one coverage section of this policy shall
                              not reduce the deductible amount under any other
                              coverage section of this policy.
- - ------------------------------------------------------------------------------
Notice                   4.   Notice to the Company under this policy shall be
                              given in writing addressed to:

                                             Notice of Claim:
                                        National Claims Department
                                   CHUBB GROUP OF INSURANCE COMPANIES
                                         15 Mountain View Road
                                        Warren, New Jersey 07059

                                            All Other Notices:
                                     Executive Protection Department
                                   CHUBB GROUP OF INSURANCE COMPANIES
                                          15 Mountain View Road
                                        Warren, New Jersey 07059

                              Such notice shall be effective on the date of
                              receipt by the Company at such address.
- - ------------------------------------------------------------------------------
Investigation and        5.   The Company may make any investigation it deems
Settlement                    necessary and may, with the written consent of
                              the Insured, make any settlement of any claim it deems expedient. If the Insured withholds consent to such settlement, the Company's liability for all loss on account of such claim shall not exceed the amount for which the Company could have settled such claim plus costs, charges and expenses accrued as of the date such settlement was proposed in writing by the Company to the Insured.

General Terms
and Conditions

Valuation and            6.   All premiums, limits, retentions, loss and other
Foreign Currency              amounts under this policy are expressed and
                              payable in the currency of the United States of
                              America.  Except as otherwise provided in any
                              coverage section, if judgment is rendered,
                              settlement is denominated or another element of
                              loss under this policy is stated in a currency
                              other than United States of America dollars,
                              payment under this policy shall be made in United
                              States dollars at the rate of exchange published
                              in the Wall Street Journal on the date the final
                              judgment is reached, the amount of the settlement
                              is agreed upon or the other element of loss is
                              due respectively.
- - --------------------------------------------------------------------------------
Subrogation              7.   In the event of any payment under this policy, the
                              Company shall be subrogated to the extend of such
                              payment to all the Insured's rights of recovery,
                              and the Insured shall execute all papers required
                              and shall do everything necessary to secure and
                              preserve such rights, including the execution of
                              such documents necessary to enable the Company
                              effectively to bring suit in the name of the
                              Insured.
- - --------------------------------------------------------------------------------
Action Against           8.   No action shall lie against the Company unless, as
the Company                   a condition precedent thereto, there shall have
                              been full compliance with all the terms of this
                              policy.  No person or organization shall have any
                              right under this policy to join the Company as a
                              party to any action against the Insured to
                              determine the Insured's liability nor shall the
                              Company be impleaded by the Insured or his legal
                              representatives.  Bankruptcy or insolvency of an
                              Insured or of the estate of an Insured shall not
                              relieve the Company of its obligations nor
                              deprive the Company of its rights under this
                              policy
- - --------------------------------------------------------------------------------
Authorization Clause     9.   By acceptance of this policy, the Parent
                              Organization agrees to act on behalf of all
                              Insureds with respect to the giving and receiving
                              of notice of claim or termination, the payment
                              of premiums and the receiving of any return
                              premiums that may become due under this policy,
                              the negotiation, agreement to and acceptance of
                              endorsements, and the giving or receiving of any
                              notice provided for in this policy (except the
                              giving of notice to apply for the Extended
                              Reporting Period), and the Insureds agree that
                              the Parent Organization shall act on their
                              behalf.
- - --------------------------------------------------------------------------------
Alteration               10.  No change in, modification of, or assignment of
and Assignment                interest under this policy shall be effective
                              except when made by a written endorsement to this
                              policy which is signed by an authorized employee
                              of Chubb & Son Inc.
- - --------------------------------------------------------------------------------
Termination of           11.  This policy or any coverage section shall
Policy or                     terminate at the earliest of the following times:
Coverage Section
                              (A)  sixty days after the receipt by the Parent
                                   Organization of a written notice of
                                   termination from the Company,

                              (B) upon the receipt by the Company of written notice of termination from the Parent Organization.

General Terms
and Conditions

Termination of                (C)  upon expiration of the Policy Period as set
Policy or                          forth in Item 2 of the Declarations of this
Coverage Section                   policy, or
(continued)
                              (D)  at such other time as may be agreed upon by
                                   the Company and the Parent Organization.

                              The Company shall refund the unearned premium
                              computed at customary short rates if the policy or
                              any coverage section is terminated by the Parent
                              Organization.  Under any other circumstances the
                              refund shall be computed pro rata.
- - --------------------------------------------------------------------------------
Termination of           12.  Any bonds or policies issued by the Company or its
Prior Bonds                   affiliates and specified in Item 4 of the
or Policies                   Declarations of this policy shall terminate, if
                              not already terminated, as of the inception date
                              of this policy.  Such prior bonds or policies
                              shall not cover any loss under the Crime  or
                              Kidnap/Ransom & Extortion coverage sections not
                              discovered and notified to the Company prior to
                              the inception date of this policy.
- - --------------------------------------------------------------------------------
Definitions              13.  When used in this Policy:

                              Parent Organization means the organization designated in Item 1 of the Declarations of this policy.

                              Policy Period means the period of time specified in Item 2 of the Declarations of this policy, subject to prior termination in accordance with Subsection 11 above. If this period is less than or greater than one year, then the Limits of Liability specified in the Declarations for each coverage section shall be the Company's maximum limit of liability under such coverage section for the entire period.

Effective date of
this endorsement:  DECEMBER 01, 1993


To be attached to and form part of      Company:  FEDERAL INSURANCE COMPANY
Policy No. 8134-46-02-A


Issued to:     BOLT BERANEK & NEWMAN INC.

- - --------------------------------------------------------------------------------

This following is a schedule of endorsements issued with the policy at inception:



FIDUCIARY LIABILITY

  ENDORSEMENT NUMBER                        FORM NUMBER

       1                                    14-02-0961
       2                                    14-02-0961


CRIME INSURANCE

  ENDORSEMENT NUMBER                        FORM NUMBER

       1                                    14-02-0961
       2                                    14-02-0961
       3                                    14-02-0961
       4                                    14-02-0961
       5                                    14-02-0976
       6                                    14-02-0983
       7                                    14-02-0998

                                                               DECLARATIONS

                                                        FIDUCIARY LIABILITY
                                                           COVERAGE SECTION

Item 1.        Parent Organization:
               BOLT BERANEK & NEWMAN INC.





Item 2.        Limits of Liability:

               (A)  Each Loss                $20,000.00
               (B)  Each Policy Period       $20,000.00


               Note that the limits of liability and any deductible or retention are reduced or exhausted by Defense Costs.


Item 3.        Deductible Amounts:

               (A)  Non-Indemnifiable Loss   $NONE
               (B)  Indemnifiable Loss       $NONE


Item 4.             Sponsor Organization:
                    BOLT BERANEK & NEWMAN INC.
                    AND ITS SUBSIDIARIES



Item 5. Benefit Programs included as Insureds and any other additional Insureds:

               Bolt Beranek and Newman Inc. Retirement Trust and any Benefit Program, Employee Benefit Plan, Benefit Program or Insured Plan sponsored, operated, maintained or administered by the Sponsor Organization located anywhere in the world.




Item 6.        Extended Reporting Period:

               (A)  Additional Premium: $20,504
               (B)  Additional Period:  ONE YEAR

Item 7.        Pending or Prior Date:  DECEMBER 1, 1986

Item 8.        Continuity Date:  DECEMBER 1, 1986

                            EXECUTIVE PROTECTION POLICY
CHUBB
- - ----------------------------------------------------------------------------
Fiduciary Liability           In consideration of payment of the premium and
Coverage Section              subject to the Declarations, General Terms and
                              Conditions, and the limitations, conditions,
                              provisions and other terms of this coverage
                              section, the Company agrees as follows:
- - ----------------------------------------------------------------------------
Insuring Clause         1.    The Company shall pay on behalf of each of the
                              Insureds all Loss for which the Insured becomes
                              legally obligated to pay on account of any
                              Claim first made against the Insured during the
                              Policy Period or, if exercised, the Extended
                              Reporting Period, for a Wrongful Act committed,
                              attempted or allegedly committed or attempted,
                              before or during the Policy Period by an Insured
                              or by any person for whose Wrongful Acts the
                              Insured is legally responsible.
- - ----------------------------------------------------------------------------
Estates and Legal       2.    Subject otherwise to the General Terms and
Representatives               Conditions and the limitations, conditions,
                              provisions and other terms of this coverage
                              section, coverage shall extend to Claims for
                              the Wrongful Acts of Insured Persons made against
                              the estates, heirs, legal representatives or
                              assigns of Insured Persons who are deceased or
                              against the legal representatives or assigns of
                              Insured Persons who are incompetent, insolvent or
                              bankrupt.
- - ----------------------------------------------------------------------------
Defense Provisions      3.    The Company shall have the right and duty to
                              defend any Claim covered by this coverage section. Coverage shall apply even if any of the allegations are groundless, false or fraudulent. The Company's duty to defend shall cease upon exhaustion of the Company's applicable
                              Limit of Liability set forth in Item 2 of the Declarations for this coverage section.

                              Defense Costs incurred by the Company, or by the Insured with the written consent of the Company, are part of and not in addition to the Company's applicable Limit of Liability set forth in Item 2 of the Declarations for this coverage section, and the payment by the Company of Defense Costs reduces such applicable Limit of Liability.

                              The Insureds agree to provide the company with all information, assistance and cooperation which the Company reasonably requests and agree that in the event of a Claim the Insureds will do nothing that may prejudice the Company's position or its potential or actual rights of recovery.

                              The Insureds agree not to settle any Claim, incur any Defense Costs or otherwise assume any contractual obligation or admit any liability with respect to any Claim without the
                              Company's written consent, which shall not be unreasonably withheld. The Company shall not be liable for any settlement, Defense Costs, assumed obligation or admission to which it has not consented.
- - ----------------------------------------------------------------------------

Extended                 4.   If the Company terminated or refuses to renew this
Reporting Period              coverage section other than for nonpayment of
                              premium, the Insureds shall have the right, upon payment of the additional premium in Item 6(A) of the Declarations for this coverage section, to an extension of the coverage granted by this coverage section for the period in Item 6(B) of the Declarations for this coverage section
                              (Extended Reporting Period) following the effective date of termination or nonrenewal, but only for any Wrongful Act committed, attempted, or allegedly committed or attempted, prior to the effective date of termination or nonrenewal.
                              This right of extension shall lapse unless written notice of such election, together with payment of the additional premium due, is received by the Company within 30 days following the effective date of termination or nonrenewal.
                              Any Claim made during the Extended Reporting
                              Period shall be deemed to have been made during the immediately preceding Policy Period.

                              If the Insured terminates or declines to accept
                              renewal, the Company may, if requested, at its
                              sole option, grant an Extended Reporting Period.
                              The offer of renewal terms and conditions or
                              premiums different from those in effect prior to
                              renewal shall not constitute refusal to renew.
- - -------------------------------------------------------------------------------
Exclusions               5.   The company shall not be liable for Loss on
                              account of any Claim made against any Insured:

                              (a) based upon, arising from, or in consequence of any circumstance if written notice of such circumstance has been given under any policy or coverage section of which this coverage section is a renewal or replacement and if such prior policy or coverage section affords coverage (or would afford such coverage except for the exhaustion of its limit of liability) for such Loss, in whole or in part, as a result of such notice:

                              (b) based upon, arising from, or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by such Insured, if a judgment or other final adjudication adverse to the Insured establishes such a deliberately fraudulent act or omission or willful violation;

                              (c)  for libel or slander;

                              (d)  for bodily injury, mental or emotional
                                   distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof;

                              (e) based upon, arising from, or in consequence of liability of others assumed by the Insured under any contract or agreement, either oral or written, except to the extent that the Insured would have been liable in the absence of the contract or agreement or unless the liability was assumed in accordance with or under the agreement or declaration of trust pursuant to which the Benefit Program was established;

                              (f) based upon, arising from, or in consequence of the failure of the Insured to comply with any law governing workers' compensation, unemployment, social security or disability benefits or any similar law, except the Consolidated Omnibus Budge Reconciliation Act of 1985 and amendments thereto;

                            EXECUTIVE PROTECTION POLICY

CHUBB
- - -----------------------------------------------------------------------------
Exclusions          (g)   based upon, arising from, or in consequence of any
(continued)               demand, suit or other proceeding pending, or order,
                          decree or judgment entered against any Insured, on or prior to the Pending or Prior Date set forth in
                          Item 7 of the Declarations for this coverage section, or the same or any substantially similar fact, circumstance or situation underlying or alleged therein;

                    (h) based upon, arising from, or in consequence of such Insured having gained in fact any personal profit, remuneration or advantage to which such Insured was not legally entitled; or

                    (i) based upon, arising from, or in consequence of (i) the actual, alleged or threatened discharge, release, escape or disposal of Pollutants into or on real or personal property, water or the atmosphere; or (ii) any direction or request that the Insured test for, monitor, clean up, remove, contain, treat, detoxify or neutralize Pollutants, or any voluntary decision to do so; including but not limited to any Claim for financial loss to the Sponsor Organization, its security holders or creditors or any Benefit Program based upon, arising from, or in consequence of the matters described in (i) or (ii) of this exclusion.

               6. The Company shall not be liable for that part of Loss, other than Defense Costs:

                    (a) which constitutes fines or penalties or the multiple portion of any multiplied damage award, other than the five percent or less, or the twenty percent or less, civil penalties imposed upon an Insured as a fiduciary under Section 502(i) or (I), respectively, of the Employee Retirement Income Security Act of 1974, as amended;

                    (b) which is based upon, arising from, or in consequence of the failure to collect from employers contributions owed to a Benefit Program, unless the failure is because of the negligence of an Insured;

                    (c) which constitutes the return or reversion to any employer of any contribution or asset of a Benefit Program; or

                    (d)   which constitutes benefits due or to become due under
                          the terms of a Benefit Program unless, and to the
                          extent that, (i) the Insured is a natural person
                          and the benefits are payable by such Insured as a personal obligation, and (ii) recovery for the benefits is based upon a covered Wrongful Act.
- - ------------------------------------------------------------------------------
Severability   7.   With respect to the Exclusions in Subsections 5 and 6 of
of Exclusions       this coverage section, no fact pertaining to or knowledge
                    possessed by any Insured shall be imputed to any other
                    Insured to determine if coverage is available.

                            EXECUTIVE PROTECTION POLICY

CHUBB
- - -----------------------------------------------------------------------------

Limit of Liability    8.      For purposes of this coverage section, all Loss
and Deductible                arising out of the same Wrongful Act and all
                              Interrelated Wrongful Acts of any Insured shall be deemed one Loss, and such Loss shall be deemed to have originated in the earliest Policy Period in which a Claim is first made against any Insured alleging any such Wrongful Act or Interrelated Wrongful Acts.

                              The Company's maximum liability for each Loss shall be the Limit of Liability for each Loss set forth in Item 2(A) of the Declarations for this coverage section. The Company's maximum aggregate liability for all Loss on account of all Claims first made during the same Policy Period shall be the Limit of Liability for each Policy Period set forth in Item 2(B) of the Declarations for this coverage section.

                              The Company's liability hereunder shall apply only to that part of each Loss which is excess of Deductible Amounts set forth in Item 3 of the Declarations for this coverage section and such Deductible Amounts shall be borne by the Insureds uninsured and at their own risk. The Deductible Amount for Non-Indemnifiable Loss set forth in
                              Item 3(A) of the Declarations for this coverage section shall apply to Loss incurred by any Insured other than the Sponsor Organization or any Benefit Program for which the Sponsor Organization is not permitted or required to indemnify or is permitted or required to indemnify but does not do so by reason of Financial Impairment. The Deductible Amount for Indemnifiable Loss set forth in Item 3(B) of the Declarations for this coverage section shall apply to all other Loss.

                              If a part of a single Loss is subject to the Deductible Amount for Non-Indemnifiable Loss and part of the same Loss is subject to the Deductible Amount for Indemnifiable Loss, the maximum Deductible Amount applicable to such Loss shall be the Deductible Amount for Indemnifiable Loss.

                              The Sponsor Organization shall be deemed permitted or required to indemnify an Insured, and the shareholder and board or director resolutions of the Sponsor Organization shall be deemed to provide indemnification to an Insured, to the fullest extent authorized by the Sponsor Organization's by-laws or certificate of incorporation in effect at the inception of this coverage section, or any subsequently amended or superseding by-laws or certificate of incorporation of the Sponsor Organization to the extent such subsequent document expands or broadens and does not limit or restrict such indemnification authorization.

                              Any Loss covered in whole or in part by this coverage section and the Employment Practices Liability coverage section of this policy (if purchased) shall be subject to the limits of liability, deductible and coinsurance percent applicable to such other coverage section; provided, however, if any limit of liability applicable to such other coverage section is exhausted with respect to such Loss, any remaining portion of such Loss otherwise covered by this coverage section shall be subject to the limit of liability applicable to this coverage section, as reduced by the amount of such Loss otherwise covered by this coverage section which is paid by the Company pursuant to such other coverage section.

                              For purposes of this Subsection 8 only, the
                              Extended Reporting Period, if exercised, shall be part of and not in addition to the immediately preceding Policy Period.
- - -----------------------------------------------------------------------------

                            EXECUTIVE PROTECTION POLICY

CHUBB
- - -----------------------------------------------------------------------------

Other Insurance        9.     If any Loss arising from any Claim made against
                              any Insured is insured under any other valid policy(ies), prior or current, then this coverage section shall cover such Loss, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such Loss is in excess of the amount of payment from such other insurance whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limit of Liability provided in this coverage section.

- - -----------------------------------------------------------------------------
Changes in
Exposure

Acquisition or        10.     If during the Policy Period the Sponsor
Creation of                   Organization creates or acquires a Subsidiary or
Another Entity or             Benefit Program or otherwise becomes a fiduciary
Benefit Program               of or responsible for the Administration of any
                              Benefit Program ("Inception Event"), and if the
                              Sponsor Organization shall give written notice to the Company of the Inception Event as soon as practicable together with such information as the Company may require and shall pay any reasonable additional premium required by the Company, coverage shall be afforded, subject to the terms and conditions of this coverage section, from the date of the Inception Event for such Subsidiary, Benefit Program, and any Insured Persons of such Benefit Program, but only for Wrongful Acts committed, attempted, or allegedly committed or attempted, after the date of the Inception Event, unless the Company agrees by endorsement to provide coverage for Wrongful Acts committed, attempted, or allegedly committed or attempted, prior to such date. Any such coverage shall be specifically excess of the amount of payment from any other insurance available to such Benefit
                              Program, Insured Persons or Sponsor Organization.

                              Notwithstanding the foregoing, no coverage shall be afforded pursuant to this Subsection 10 with respect to any employee stock ownership plan or any Insured Persons or Sponsor Organization thereof unless the Company, by specific endorsement hereto, agrees to afford such coverage. Any such coverage shall be at the terms and conditions and for the premium set forth in such endorsement.

- - -----------------------------------------------------------------------------
Acquisition by        11.     If (i) the Sponsor Organization merges into or
Another Entity                consolidates with another organization, (ii)
                              another organization or person or group of organizations and/or persons acting in concert acquires securities or voting rights which result in ownership or voting control by the other organization(s) or person(s) of more than 50% of the outstanding securities representing the present right to vote for election of directors of the Sponsor Organization, or (iii) the responsibilities of the Sponsor Organization for the Administration of, or as a fiduciary of, any Benefit Program is fully assumed by any other person and/or entity, coverage under this coverage section for such Sponsor Organization, Benefit Program and the Insured Persons thereof who were Insureds prior to such acquisition, merger, consolidation or assumption of responsibilities shall continue until termination of this coverage section subject to the following:

                            EXECUTIVE PROTECTION POLICY
CHUBB
- - -----------------------------------------------------------------------------
Changes in  Exposure

Acquisition by                (a)  for the merged, consolidated or acquired
Another Entity                     Sponsor Organization and any Benefit
(continued)                        Program thereof, and for any Benefit
                                   Program described in subparagraph (iii)
                                   above, coverage shall continue only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted prior to such merger, consolidation, acquisition, or assumption of responsibilities;

                              (b)  for Insured Persons of the merged,
                                   consolidated, or acquired Sponsor
                                   Organization or any Benefit Program thereof, and for Insured Persons of any Benefit Plan described in subparagraph (iii) above, coverage shall continue with respect to Claims for Wrongful Acts committed, attempted or allegedly committed or attempted prior to the date the Insured Person ceases to be a trustee, director, officer and/or employee of any Sponsor Organization not so merged, consolidated or acquired.

                              The Sponsor Organization shall give written
                              notice to the Company of such merger,
                              consolidation, acquisition or assumption of
                              responsibilities as soon as practicable together
                              with such information as the Company may require.
                              Any such continuing coverage shall be
                              specifically excess of the amount of payment from
                              any other insurance available to such Sponsor
                              Organization, Benefit Program or Insured Persons.
- - -----------------------------------------------------------------------------
Termination of       12.      If the Sponsor Organization terminates any
Benefit Program               Benefit Program before or after the Inception
                              Date of this coverage section, coverage under
                              this coverage section with respect to such
                              terminated Benefit Program shall continue until
                              termination of this coverage section for those
                              who were Insureds at the time of such Benefit
                              Program termination, or who would have been
                              Insureds at the time of such termination if this
                              coverage section had been in effect, with respect
                              to Wrongful Acts committed, attempted or
                              allegedly committed or attempted by such Insureds
                              prior to or after the date of such Benefit
                              Program termination.  The Insureds shall give
                              written notice to the Company of such Benefit
                              Program termination as soon as is practicable
                              together with such information as the Company may
                              require.
- - -----------------------------------------------------------------------------
Reporting             13.     The Insureds shall, as a condition precedent to
and Notice                    exercising their rights under this coverage
                              section, give the Company written notice as soon as practicable of any Claim made against any of them for a Wrongful Act.

                              If during the Policy Period or extended Reporting Period (if exercised) an Insured becomes aware of circumstances which could give rise to a Claim and gives written notice of such circumstance(s) to the Company, then any Claims subsequently arising from such circumstances shall be considered to have been made during the Policy Period or the Extended Reporting Period in which the circumstances were first reported to the Company.

                              The Insureds shall, as a condition precedent to exercising their rights under this coverage section, give to the Company such information and cooperation as it may reasonably require, including but not limited to a description of the Claim or circumstances, the nature of the alleged Wrongful Act, the nature of the alleged or potential damage, the names of actual or potential claimants, and the manner in which the Insured first became aware of the Claim or circumstances.
- - -----------------------------------------------------------------------------

                            EXECUTIVE PROTECTION POLICY

CHUBB
- - -----------------------------------------------------------------------------

Representations         14.   In granting coverage to any one of the Insureds,
and Severability              the Company has relied upon the declarations and
                              statements in the written application for this coverage section and upon any declarations and statements in the original written application submitted to another insurer in respect of the prior coverage incepting as of the Continuity
                              Date set forth in Item 8 of the Declarations for this coverage section. All such declarations and statements are the basis of such coverage and shall be considered as incorporated in and constituting part of this coverage section.

                              Such written application(s) for coverage shall be construed as a separate application for coverage by each Insured. With respect to the declarations and statements contained in such written application(s) for coverage, no statement in the application or knowledge possessed by any Insured shall be imputed to any other Insured for the purpose of determining if coverage is available.

- - -----------------------------------------------------------------------------
Definitions             15.   When used in this coverage section:

                              Administration means giving advise to employees or effecting enrollment, termination or cancellation of employees under a Benefit Program.

                              Benefit Program means:

                              (a)    any Sponsored Plan, or

                              (b)    any Insured Plan.

                              Claim means:

                              (a)    a civil proceeding commenced by the
                                     service of a complaint or similar pleading
                              (b)    a criminal proceeding commenced by a
                                     return of an indictment, or
                              (c)    a formal administrative or
                                     regulatory proceeding commenced by the
                                     filing of a notice of charges, formal
                                     investigative order or similar document,

                              against any Insured for a Wrongful Act,
                              including any appeal therefrom.

                              Defense Costs means that part of Loss consisting of reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured) incurred in defending or investigating Claims and the premium for appeal, attachment or similar bonds.

                              Employee Benefit Plan means any plan so defined in the Employee Retirement Income Security Act of 1974, as amended.

                              Financial Impairment means the status of the Sponsor Organization resulting from (i) the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the Sponsor Organization, or (ii) the Sponsor Organization becoming a debtor in possession.

                            EXECUTIVE PROTECTION POLICY

CHUBB
- - -----------------------------------------------------------------------------

Definitions         Insureds, either in the singular or plural, means any one
(continued)         or more;

                    (a)    Sponsor Organization;

                    (b)    Benefit Program;

                    (c)    Insured Person, or

                    (d) any other person or organization designated as an additional Insured by endorsement to this coverage section.

                    Insured Persons, either in the singular or plural, means any one or more:

                    (a) natural persons serving as a past, present or future trustee, director, officer or employee of the Sponsor Organization or of any Sponsored Plan, and

                    (b) any other natural person acting as a past, present or future fiduciary of a Sponsored Plan and named in
                           Item 5 of the Declarations for this coverage section.

                    Insured Plan means any government-mandated insurance program for workers' compensation, unemployment, social security or disability benefits for employees of the Sponsor Organization.

                    Interrelated Wrongful Acts means all causally connected Wrongful Acts.

                    Loss means the total amount which any Insured(s) becomes legally obligated to pay on account of each Claim and for all Claims in each Policy Period and the Extended Reporting Period, if exercised, made against them for Wrongful Acts for which coverage applies, including, but not limited to, damages, judgments, settlements, costs and Defense Costs. Loss does not include matters uninsurable under the law pursuant to which this coverage section is construed.

                    Pension Benefit Plan means any plan so defined in the Employee Retirement Income Security Act of 1974, as amended.

                    Pollutants means any substance located anywhere in the world exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by, the United States Environmental Protection Agency or a state, county, municipality or locality counterpart thereof. Such substances shall include, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials. Pollutants shall also mean any other air emissions, odor, waste water, oil and oil products, infectious or medical waste, asbestos and asbestos products and any noise.

                    Sponsor Organization means any organization designated in Item 4 of the Declarations for this coverage section.

                            EXECUTIVE PROTECTION POLICY

CHUBB
- - -----------------------------------------------------------------------------

Definitions         Sponsored Plan means:
(continued)
                    (a)  an Employee Benefit Plan which is operated solely by
                         the Sponsor Organization or jointly by the Sponsor Organization and a labor organization for the benefit of the employees of the Sponsor Organization located anywhere in the world and which existed at the Inception Date of this coverage section or of any policy or coverage section of which this coverage section is a renewal or which is created or acquired after the inception of this coverage section, subject to the provisions outlined in this coverage section;

                    (b) any other plan, fund, or program specifically included as a Sponsored Plan and named in Item 5 of the Declarations for this coverage section; provided however, Sponsored Plan shall not include any multiemployer plan, as defined in the Employee Retirement Income Security Act of 1974, as amended; or

                    (c) any other employee benefit plan or program not subject to Title 1 of the Employee Retirement Income Security Act of 1974, as amended, sponsored solely by the Sponsor Organization for the benefit of the employees of the Sponsor Organization.

                    Subsidiary, either in the singular or plural, means any organization in which more than 50% of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled, directly or indirectly, in any combination, by one or more Sponsor Organization.

                    Welfare Benefit Plan means any plan so defined in the Employee Retirement Income Security Act of 1974, as amended.

                    Wrongful Act means:

                    (a)   with respect to a Sponsored Plan,

                          (i)    any breach of the responsibilities,
                                 obligations or duties imposed upon fiduciaries of the Sponsored Plan by the Employee Retirement Income Security Act of 1974, as amended, or by the common or statutory law of the United States, or any state or other jurisdiction anywhere in the world;

                         (ii) any other matter claimed against the Sponsor Organization or an Insured Person solely because of the Sponsor Organization's or the Insured Person's service as a fiduciary of any Sponsored Plan; or

                         (iii) any negligent act, error or omission in the Administration of any Sponsored Plan; and

                    (b)  with respect to an Insured Plan,

                         (i) any negligent act, error or omission in the Administration of any Insured Plan.
- - -----------------------------------------------------------------------------

                                                                ENDORSEMENT


Coverage Section:  FIDUCIARY LIABILITY Company:  FEDERAL INSURANCE COMPANY

Effective date of                      Endorsement No:  2
this endorsement:  DECEMBER 01, 1993


                                       To be attached to and form part of
                                       Policy No.  8134-46-02-A

Issued to:  BOLT BERANEK & NEWMAN INC.

- - --------------------------------------------------------------------------------


It is agreed that subsection 5, Exclusions, is amended by adding the following:

     (j)  based upon, arising from, or in consequence of Wrongful
          Act(s) or Interrelated Wrongful Acts where all or any part of such acts were committed, attempted, or allegedly committed or attempted, prior to April 22, 1987 for Delta Graphics.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.




                                   ------------------------------------
                                        Authorized Representative



                                   ------------------------------------
                                                Date

                                                                ENDORSEMENT

Coverage Section:  FIDUCIARY LIABILITY Company:  FEDERAL INSURANCE COMPANY

Effective date of                      Endorsement No:  1
this endorsement:  DECEMBER 01, 1993


                                       To be attached to and form part of
                                       Policy No.  8134-46-02-A

Issued to:  BOLT BERANEK & NEWMAN INC.

- - --------------------------------------------------------------------------------


It is agreed that subsection 12, Termination of Benefit Program, is amended by deleting the following sentence:

         "The Insureds shall give written notice to the Company of such Benefit Program termination as soon as is practicable together with such information as the Company may require."

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.




                                         -------------------------------------
                                                Authorized Representative




                                         -------------------------------------
                                                        Date

                                                            PREMIUM BILL

Insured:  BOLT BERANEK & NEWMAN INC.         Date:  DECEMBER 9, 1993

Producer: JOHNSON & HIGGINS OF MASS INC
          THREE CENTER PLAZA
          BOSTON, MA  02108

Company:  FEDERAL INSURANCE COMPANY


THIS BILLING IS TO BE ATTACHED TO AND FORM A PART OF THE POLICY REFERENCED
BELOW.

Policy Number: 8134-46-02-A

Policy Period: DECEMBER 01, 1993   to   DECEMBER 01, 1994

NOTE: PLEASE RETURN THIS BILL WITH REMITTANCE AND NOTE HEREON ANY CHANGES. BILL WILL BE RECEIPTED AND RETURNED TO YOU PROMPTLY UPON REQUEST.

PLEASE REMIT TO PRODUCER INDICATED ABOVE.




COVERAGE                                          PREMIUM

Fiduciary Liability Coverage                      $  27,338.
Crime Insurance Coverage                          $  29,980.






                                       TOTAL      $  57,318.









        WHEN REMITTING PLEASE INDICATE POLICY OR CERTIFICATE NUMBER

CHUBB GROUP OF INSURANCE COMPANIES                DECLARATIONS
                                                  DIRECTORS AND OFFICERS LIABILITY
15 Mountain View Road, Warren, New Jersey  07060  AND REIMBURSEMENT EXCESS POLICY

- - -----------------------------------------------------------------------------------------
Item 1.   Parent Corporation:                     Policy Number 81377132
          BOLT BERANEK AND NEWMAN INC.
          AND ITS SUBSIDIARIES

Item 2.   Principal Address:                      FEDERAL INSURANCE COMPANY
          150 CAMBRIDGEPARK DRIVE                 Incorporated under the laws of New
          CAMBRIDGE, MA  02140                    Jersey a stock insurance company, herein
                                                  called the Company
- - -----------------------------------------------------------------------------------------

Item 3.   Limit of Liability

          Each Policy Year                                $2,000,000.

Item 4.   Underlying Policy(ies):
          (A) Primary Policy                      Federal Insurance Company
                                                  Policy #8137-71-31
                                                  December 1, 1993 to December 1, 1994

          (B) Other Policy(ies):                  St. Paul Mercury Insurance Company
                                                  Policy #900DX0049
                                                  December 1, 1993 to December 1, 1994



Item 5.   Policy Period: From  December 1, 1993
                         To    December 1, 1994

Item 6.   Endorsement(s) Effective At Inception:  Nos. 1 and 2

Item 7.   Termination of Prior Policy(ies):  81194834-F


IN WITNESS WHEREOF, the Company issuing this policy has caused this policy to be signed by its Authorized Officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.


                         FEDERAL INSURANCE COMPANY



                 Secretary                         President



                                      --------------------------------------
                                             Authorized Representative


                                      --------------------------------------
                                                       Date

     DIRECTORS AND OFFICERS LIABILITY AND REIMBURSEMENT EXCESS POLICY

     In consideration of payment of required premium and subject to the Declarations made a part hereof and the limitations, conditions, provisions and other terms of this policy, the Company agrees with the Insureds as follows:

                              INSURING CLAUSE

     The Company shall provide the Insureds with insurance during the Policy Period excess of the Underlying Insurance. Coverage hereunder shall attach only after all such Underlying Insurance has been exhausted and shall then apply in conformance with the terms, conditions and endorsements of the Primary Policy except as specifically set forth in the terms, and conditions and endorsements of this policy.

                    MAINTENANCE OF UNDERLYING INSURANCE

     All of the Underlying Policy(ies) scheduled in Item 4 of the Declarations shall be maintained during the Policy Period in full effect and affording coverage at least as broad as the Primary Policy, except for any reduction of the aggregate limit(s) of liability available under the Underlying Insurance solely by reason of payment of losses thereunder. Failure to comply with the foregoing shall not invalidate this policy but the Company shall not be liable to a greater extent than if this condition has been complied with.

     In the event of any actual or alleged (a) failure by the Insureds to give notice or to exercise any extensions under any Underlying Insurance or
(b) misrepresentation or breach of warranties by any of the Insureds with respect to any Underlying Insurance, the Company shall not be liable hereunder to a greater extent than it would have been in the absence of such actual or alleged failure, misrepresentation or breach.

                     DEPLETION OF UNDERLYING LIMIT(S)

     In the event of depletion of the limit(s) of liability of the Underlying Insurance solely as the result of payment of losses thereunder, this policy shall, subject to the Company's limit of liability and to the other terms of the policy, continue to apply for subsequent losses as excess insurance over the amount of insurance remaining under such Underlying Insurance. In the event of the exhaustion of all of the limit(s) of liability of such Underlying Insurance solely as a result of payment of losses thereunder, the remaining limits available under this policy shall, subject to the Company's limit of liability and to the other terms of this policy, continue for subsequent losses as primary insurance and any retention specified in the Primary Policy shall be imposed under this policy; otherwise no retention shall be imposed under this policy.

                            LIMIT OF LIABILITY

     The amount set forth in Item 3 of the Declarations is the limit of liability of the Company and shall be the maximum liability of the Company in each Policy Year.

                            CLAIM PARTICIPATION

     The company may, at its sole discretion, elect to participate in the investigation, settlement or defense of any claim against any of the Insureds for matters covered by this policy even if the Underlying Insurance has not been exhausted.

                         SUBROGATION - RECOVERIES

     In the event of any payment under this policy, the Company shall be subrogated to all the Insureds' rights of recovery against any person or organization, as stated in the Primary Policy, and the Insureds shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights.

     Any amounts recovered after payment of loss hereunder shall be apportioned in the inverse order of payment to the extent of actual payment. The expenses of all such recovery proceedings shall be apportioned in the ratio of respective recoveries.

                                  NOTICE

     The Company shall be given notice in writing as soon as is practicable
(a) in the event of the cancellation of any Underlying Insurance and (b) of any notice given or additional or return premiums charged or paid in connection with any Underlying Insurance.

     Notice of any claim shall be given in writing to the Company at 15 Mountain View Road, Warren, New Jersey 07060.

                       COMPANY AUTHORIZATION CLAUSE

     By acceptance of this policy, the Parent Corporation named in Item 1 of the Declarations agrees to act on behalf of all Insureds with respect to the giving and receiving of notice of claim or cancellations, the payment of premiums and the receiving of any return premiums that may become due under this policy; and the Insureds agree that the Parent Corporation shall act on this behalf.

                                ALTERATION

     No change in or modification of this policy shall be effective except when made by written endorsement signed by an authorized employee of Chubb & Son, Inc.

                            POLICY TERMINATION

     This policy may be cancelled by the Parent Corporation at any time by written notice or by surrender of this policy to the Company. This policy may also be cancelled by or on behalf of the Company by delivery to the Parent Corporation or by mailing to the Parent Corporation, by registered, certified or other first class mail, at the address shown in Item 2 of the Declarations, written notice stating when, not less than thirty days thereafter, the cancellation shall become effective. The mailing of such notice as aforesaid shall be sufficient proof of notice and this policy shall terminate at the date and hour specified in such notice.

     If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

     The Company shall refund the unearned premium computed at customary short rates if the policy is terminated in its entirety by the Parent Corporation. Under any other circumstances the refund shall be computed pro rata.

                       TERMINATION OF PRIMARY POLICY

     This policy shall terminate immediately upon the termination of the Primary Policy, whether by the Insureds or the primary insurer. Notice of cancellation or non-renewal of the Primary Policy duly given by the primary insurer shall serve as notice of cancellation or non-renewal of this policy by the Company.

                     TERMINATION OF PRIOR POLICY(IES)

     The taking effect of this policy shall terminate, if not already terminated, the policy(ies) specified in Item 7 of the Declarations.

                            POLICY DEFINITIONS

Insureds means those persons or organizations Insured under the Primary
Policy.

Primary Policy means the policy scheduled in Item 4 (A) of the Declarations or any policy of the same insurer replacing or renewing such policy.

Policy Year means the one year period between the anniversaries of the Primary Policy, provided that: (1) the first Policy Year of this policy shall be the period between the inception of this policy and the next subsequent anniversary of the Primary Policy, and (2) the last Policy Year of this policy shall be the period between the termination of this policy and the anniversary of the Primary Policy immediately preceding such termination. If any discovery period extensions is exercised such extension shall be treated as set forth in the Primary Policy.

Underlying Insurance means all those policies scheduled in Item 4 of the Declarations and any policies replacing them.

CHUBB GROUP OF INSURANCE COMPANIES
                                                  ENDORSEMENT
15 Mountain View Road, Warren, NJ  07059

- - -------------------------------------------------------------------------------

                                      Company:     Federal Insurance Company
Effective date of
this endorsement: December 1, 1993    Endorsement No. 1

                                      To be attached to and form part of
                                      Policy No.  81377132


Issued to:  Bolt Beranek and Newman Inc.




It is hereby understood and agreed that the following is deleted in its entirety:


                            Policy Termination

     This policy may be cancelled by the Parent Corporation at any time by written notice or by surrender of this policy to the Company. This policy may also be cancelled by or on behalf of the Company by delivery to the Parent Corporation or by mailing to the Parent Corporation, by registered, certified or other first class mail, at the address shown in Item 2 of the Declarations, written notice stating when, not less than thirty days thereafter, the cancellation shall become effective. The mailing of such notice as aforesaid shall be sufficient proof of notice and this policy shall terminate at the date and hour specified in such notice.

     If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law. The Company shall refund the unearned premium computed at customary short rates if the policy is terminated in its entirety by the Parent Corporation. Under any other circumstances the refund shall be computed pro rata.



mv-06/02/94.03

CHUBB GROUP OF INSURANCE COMPANIES
                                                  ENDORSEMENT
15 Mountain View Road, Warren, NJ  07059

- - --------------------------------------------------------------------------------

                                      Company:     Federal Insurance Company
Effective date of
this endorsement: December 1, 1993    Endorsement No. 1 - Continued

                                      To be attached to and form part of
                                      Policy No.  81377132


Issued to:  Bolt Beranek and Newman Inc.




and substituted in lieu thereof:


                            Policy Termination

     This policy may be cancelled by the Parent Corporation at any time by written notice or by surrender of this policy to the Company. This policy may also be cancelled by or on behalf of the Company by delivery to the Parent Corporation or by mailing to the Parent Corporation, by registered, certified or other first class mail, at the address shown in Item 2 of the Declarations, written notice stating when, not less than 60 days thereafter, the cancellation shall become effective. The mailing of such notice as aforesaid shall be sufficient proof of notice and this policy shall terminate at the date and hour specified in such notice.

     If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law. The Company shall refund the unearned premium computed at customary short rates if the policy is terminated in its entirety by the Parent Corporation. Under any other circumstances the refund shall be computed pro rata.





ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



                                   ---------------------------------------
                                         AUTHORIZED REPRESENTATIVE


                                                mv-06/02/94.04



                                   ---------------------------------------
                                                   DATE

CHUBB GROUP OF INSURANCE COMPANIES
                                                  ENDORSEMENT
15 Mountain View Road, Warren, NJ  07059

- - --------------------------------------------------------------------------------

                                       Company:    Federal Insurance Company
Effective date of
this endorsement:  December 1, 1993    Endorsement No. 2

                                       To be attached to and form part of
                                       Policy No.  81377132


Issued to:  Bolt Beranek and Newman Inc.



It is agreed that:

In addition to the exclusions included and made a part of the "Primary Policy", the following exclusion shall apply to this policy:

(-)       1.   Arising from any litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgments against any "Insured(s)", occurring prior to, or pending as of December 1, 1990, of which any "Insured(s)" had received notice or otherwise had knowledge as of such date;

          2. Arising from any subsequent litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgments against any "Insured(s)" arising from, or based on substantially the same matters as alleged in the pleadings of such prior or pending litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgments against any "Insured(s)"; or

          3. Arising from any act of any "Insured(s)" which gave rise to such prior or pending litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgments against any "Insured(s)."



ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.





                                    ------------------------------------
                                         AUTHORIZED REPRESENTATIVE


                                                mv-06/02/94.05





                                    ------------------------------------
                                                   DATE

IMPORTANT NOTE:  THIS IS CLAIM MADE COVERAGE.  PLEASE READ THIS POLICY
CAREFULLY.

THIS POLICY, SUBJECT TO THE DECLARATIONS, INSURING AGREEMENTS, TERMS, CONDITIONS, LIMITATIONS AND AMENDMENTS, APPLIES ONLY TO CLAIM OR CLAIMS THAT ARE FIRST MADE AGAINST THE INSURED(S) AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR DISCOVERY PERIOD (IF APPLICABLE).

THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE
REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED FOR DEFENSE COSTS, CHARGES
AND EXPENSES.  THE RETENTION(S) APPLY(IES) TO DEFENSE COSTS, CHARGES AND
EXPENSES.
- - --------------------------------------------------------------------------------
                                                           ST. PAUL MERCURY
                                                          INSURANCE COMPANY


Excess
Directors
and
Officers Liability
and
Corporate
Indemnification
Policy

                                             TheStPaul

- - --------------------------------------------------------------------------------

    This Policy is not complete unless a Declaration Page is attached.

IMPORTANT NOTE:  THIS IS CLAIM MADE COVERAGE.  PLEASE READ THIS POLICY
CAREFULLY.

THIS POLICY, SUBJECT TO THE DECLARATIONS, INSURING AGREEMENTS, TERMS, CONDITIONS, LIMITATIONS AND AMENDMENTS, APPLIES ONLY TO CLAIM OR CLAIMS THAT ARE FIRST MADE AGAINST THE INSURED(S) AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR DISCOVERY PERIOD (IF APPLICABLE).

THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED FOR DEFENSE COSTS, CHARGES AND EXPENSES. THE RETENTION(S) APPLY(IES) TO DEFENSE COSTS, CHARGES AND EXPENSES.

                                                             ST. PAUL MERCURY
- - --------------------------------------------------------------------------------
                                                            INSURANCE COMPANY
EXCESS DIRECTORS AND OFFICERS LIABILITY AND CORPORATE INDEMNIFICATION POLICY
                               DECLARATIONS
                                                    St. Paul, Minnesota 55102
                                                      A Capital Stock Company
                                                    Herein Called the Insurer
- - --------------------------------------------------------------------------------
Item 1. Named Insured: The Directors and Officers of Bolt Beranek and
        Newman, Inc. and its Subsidiaries

Item 2. Address (No. Street, City, State and Zip Code) 150 CambridgePark Drive
                                                       Cambridge, MA  02140
Item 3. Policy Period
        From          To
           12-01-93   12-01-94  (12:01 A.M. Standard Time at the address
                                stated on Item 2)

Item 4. Limit of Liability $  5,000,000    each Policy Period in excess
        of Item 7(E). The limit of liability available to pay judgments or settlements should be reduced and may be exhausted by amounts incurred for legal defense costs, charges and expense.

Item 5. Retentions (Applicable to Section 2(B)(2))
        $    1,000,000.     Corporate Indemnification Each Loss
        $      -0-          Each Insured Each Loss
        $      -0-          Aggregate All Insureds Each Loss

Item 6. Premium  $  120,000

Item 7. Schedule of Underlying Insurer(s)
        (A)  1. Underlying Insurer:  Federal Insurance Company
             2. Policy Number:  81377131
             3. Policy Period:  From:  12-01-93    To:  12-01-94
             4. Limit of Liability:  $  3,000,000.
             5. Retentions:
                $ 1,000,000.   Corporate Indemnification Each Loss
                $    -0-       Each Insured Each Loss
                $    -0-       Aggregate All Insureds Each Loss
      (B)  1. Underlying Insurer:  Not Applicable
           2. Policy Number:
           3. Policy Period:  From:         To:
           4. Limit of Liability
      (C)  1. Underlying Insurer:  Not Applicable
           2. Policy Number:
           3. Policy Period:  From:         To:
           4. Limit of Liability
      (D)  1. Underlying Insurer:  Not Applicable
           2. Policy Number:
           3. Policy Period:  From:         To:
           4. Limit of Liability
      (E) Total amount of Underlying Limit of Liability $3,000,000. and any retentions or deductibles as applicable under the policy(ies) as stated in this Item 7.

Item 8. Subject to the Terms, Conditions and Limitations of this policy as hereinafter provided, this policy follows the form of:

           Insurer's Name:  Federal Insurance Company
           Policy Number:   81377131

Item 9:    Forms Attached
           1) St. Paul Mercury Insurance Company Policy (Form #50408).
           2) Endorsement one.
           3) St. Paul Mercury Insurance Company Renewal Application, Form #50264, and its attachments.



- - --------------------------     -----------------------     --------------------
Authorized Representative       Countersignature Date        Countersigned At

                              ENDORSEMENT #1


The following spaces preceded by an asterisk (*) need not be completed if this endorsement and the policy have the same inception date.

- - --------------------------------------------------------------------------------

ATTACHED TO AND        *EFFECTIVE DATE OF     *ISSUED TO
FORMING PART OF POLICY ENDORSEMENT
NO.

900DX0049

- - --------------------------------------------------------------------------------

                  PRIOR AND PENDING LITIGATION EXCLUSION
                              M1150  Ed. 3-90


     In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for loss in connection with any claim or claims made against the Insured(s) arising from any prior or pending litigation as of 12-31-92, as well as all future claims or litigation based upon the pending or prior litigation or derived from the same or essentially the same facts (actual or alleged) that gave rise to the prior or pending litigation.













Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned policy, other than as above stated.

*Agency Name and Address

                                        In Witness Whereof, the Company has
                                        caused this endorsement to be
                                        signed by a duly authorized
                                        representative of the Company.



                                        ------------------------------------
                                             Authorized Representative

                              INSURING CLAUSE

In consideration of the payment of the premium, in reliance upon the statements made to the Insurer by application including its attachments, a copy of which is attached to and forms a part of this policy, and any material submitted therewith (which shall be retained on file by the Insurer and be deemed attached hereto), and except as hereinafter otherwise provided or amended, this policy is subject to the same Insuring Agreement(s), Terms, Conditions and Limitations as provided by the policy stated in Item 8 of the Declarations and any amendments thereto, provided:

A. 1. the Insurer has received prior written notice from the Insured(s) of any amendments to the policy stated in Item 8 of the Declarations, and

    2. the Insurer has given to the Insured(s) its written consent to any amendments to the policy stated in Item 8 of the Declarations, and

    3.  the Insured has paid any required additional premium.

B. This policy is not subject to the same premium or the amount and Limit of Liability of the Policy stated in Item 8 of the Declarations.

                     TERMS, CONDITIONS AND LIMITATIONS

Section 1.  UNDERLYING INSURANCE

A. It is a condition precedent to the Insured(s) rights under this policy that the Insured(s) notify the Insurer, as soon as practicable in writing, of a failure to maintain in full force and effect, except as provided for under
    Section 2(B), and without alteration of any Terms, Conditions, Limit of Liability or Retentions, any of the underlying insurance policies as stated in Item 7 of the Declarations.

B. Failure to maintain, as set forth above, any of the underlying insurance policies as stated in Item 7 of the Declarations, except as provided for under Section 2(B), shall not invalidate this policy, but the liability of the Insurer for loss under this policy shall apply only to the same extent it would have been liable had the underlying insurance policies been maintained as set forth above. In no event shall the Insurer be liable to pay loss under this policy until the total amount of the Underlying Limit of Liability, as stated in Item 7(E) of the Declarations, has been paid solely by reason of the payment of loss.


Section 2.  LIMIT OF LIABILITY

A. The Insurer shall only be liable to make payment under this policy after the total amount of the Underlying Limit of Liability as stated in Item 7(E) of the Declarations has been paid solely by reason of the payment of loss.

B. In the event of the reduction or exhaustion of the total amount of the Underlying Limit of Liability as stated in Item 7(E) of the Declarations solely by reason of the payment of loss, this policy shall:

    1. in the event of such reduction pay excess of the reduced amount of the Underlying Limit of Liability but not to exceed the amount stated in
        Item 4 of the Declarations, or

    2. in the event of exhaustion continue in force provided always that this policy shall only pay the excess over the Retention amount stated in
        Item 5 of the Declarations as respects each and every loss hereunder, but not to exceed the amount stated in Item 4 of the Declarations.

C. The Insurer's liability for loss subject to paragraphs (A) and (B) above shall be the amount stated in Item 4 of the Declarations which shall be the maximum liability of the Insurer in the Policy Period stated in Item 3 of the Declarations. The Limit of Liability of the Insurer for the Discovery Period, if elected, shall be part of, and not in addition to, the Limit of Liability as stated in Item 4 of the Declarations.

Section 3.  LOSS PROVISIONS

The Insured(s) shall as a condition precedent to the right to be indemnified under this policy give to the Insurer notice in writing, as soon as practicable and during the Policy Period or during the Discovery Period, if effective of any claim made against the Insured(s).

Section 4.  NOTICE

Notice hereunder shall be given to St. Paul Mercury Insurance Company, 385 Washington Street, St. Paul, MN 55102.

Section 5.  CANCELLATION

This policy may be canceled by the Corporation at any time by mailing written notice to the Insurer at the address shown in Section 4 stating when thereafter such cancellation shall be effective or by surrender of this policy to the Insurer or its authorized agent. This policy may also be canceled by or on behalf of the Insurer by delivering to the Corporation or by mailing to the Corporation by registered, certified, or other first class mail, at the Corporation's address as shown in Item 2 of the Declarations, written notice stating when, not less than sixty (60) days thereafter the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. The Policy Period terminates at the date and hour specified in such notice, or at the date and time of surrender.

If the period of limitation relating to the giving and notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

Section 6.  DISCOVERY PERIOD

If the Insurer shall cancel or refuse to renew (refusal is hereafter referred to as non-renewal) this policy, the Corporation or the Insureds shall have the right, upon payment of the additional premium of 75% of the premium hereunder, to an extension of the cover granted by this policy to report any claim or claims in accordance with Section 3, which claim or claims are made against the Insureds during the period of twelve (12) months after the effective date of cancellation or non-renewal, herein called the Discovery Period, but only for any Wrongful Act committed before the effective date of such cancellation or non-renewal and otherwise covered by this policy.

This right shall terminate, however, unless the Corporation or the Insureds provide written notice of such election together with the payment of the additional premium due and this is received by the Insurer at the address shown in Section 4 within ten (10) days after the effective date of cancellation or non-renewal.

Discovery Period wherever used in this policy shall also mean optional extension period or extended reporting period as defined by the policy stated in Item 8 of the Declarations.

The offer by the Insurer of renewal terms, conditions, limits of liability and/or premiums different from those of the expiring policy shall not constitute non-renewal.

The provisions of this Section 6 and the rights granted herein to the Corporation or the Insured shall not apply to any cancellation resulting from non-payment of premium.

Section 7.  NUCLEAR ENERGY LIABILITY EXCLUSION

It is agreed that:

A.  This policy does not apply:

    1.  Under any Liability Coverage, to bodily injury or property damage

     a. with respect to which an Insured under this policy is also an Insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; or

     b. resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the Insured is, or had this policy not been issued would be, entitled to indemnity from the United State of America, or an agency thereof, under any agreement entered into by the United States of America, or any agency thereof with any person or organization.

  2. Under any Medical Payments coverage, or under any Supplementary Payments provision relating to first aid, to expenses incurred with respects to bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

  3. Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous properties of nuclear material, if

     a. the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of an Insured or (2) has been discharged or dispersed therefrom;

     b. the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of the Insured, or

     c. the bodily injury or property damage arises out of furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such a facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to property damage to such nuclear facility and any property thereat.

B.  As used in this exclusion:

    "hazardous properties" include radioactive, toxic or explosive properties;

    "nuclear material" means source material, special nuclear material or by-product material;

    "source material," "special nuclear material," and by-product material have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

    "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

    "waste: means any waste material (1) containing by-product material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph
    (1) or (2) thereof;

    "nuclear facility" means

  (1)  any nuclear reactor,

  (2) any equipment or devise designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

  (3) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the Insured and the premises where such equipment or devise is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

  (4) any structure, basin, excavation, premises or place prepared or used for the stage or disposal of waste, and includes the site on which any of the foregoing is located, and operations conducted on such and all premises used for such operations;

  "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain critical mass of fissionable material, "property damage" includes all forms of radioactive contamination of property.

Section 8.  ACTION AGAINST THE INSURER

No action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, not until the amount of the Corporation's obligation to pay and/or the Insureds' obligation to pay have been finally determined either by judgment against the Insureds after actual trial or by written agreement of the Corporation and/or the Insureds, the claimant and the Insurer.

Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or organization shall have any right under this policy to join the Insurer as a party to any action against the Corporation and/or Insured to determine the Insureds' liability, nor shall the Insurer be impleaded by the Corporation and/or Insureds or their legal representatives. Bankruptcy or solvency of the Corporation or the Corporation's estate, or bankruptcy or insolvency of the Insureds or the Insureds' estate shall not relieve the Insurer of any of its obligations hereunder.

IN WITNESS WHEREOF, the Insurer designated on the Declarations page has caused this policy to be signed by its President and Secretary and countersigned on the Declarations page by a duly authorized representative of the Insurer.



- - ---------------------------                  ------------------------------
        Secretary                                       President

                          EXCESS INSURANCE POLICY



                             IMPORTANT NOTICE

               THIS POLICY PROVIDES EXCESS INSURANCE ON A CLAIMS MADE BASIS. ALL CLAIMS MUST BE REPORTED TO THE COMPANY EVEN IF THEY DO NOT EXCEED THE AMOUNT OF UNDERLYING INSURANCE. PLEASE READ THE POLICY AND ALL ENDORSEMENTS CAREFULLY TO DETERMINE YOUR RIGHTS, DUTIES AND WHAT IS AND IS NOT COVERED.






                                        OLD REPUBLIC
                                        Insurance Company
                                        GREENSBURG, PENNSYLVANIA








ORUG-5(10/88)

                               OLD REPUBLIC
                             Insurance Company

                         GREENSBURG, PENNSYLVANIA
                     (hereinafter called the company)


                          EXCESS INSURANCE POLICY

In consideration of the payment of premium and in reliance upon the statements in the Declarations and subject to all the terms of this policy, agrees with the insured named in the Declarations, to provide coverage as follows:

                            INSURING AGREEMENT

To indemnify the insured for that amount of loss which exceeds the amount of loss payable by underlying policies described in Declaration 4, but the company's obligation hereunder shall not exceed the limit of liability stated in Declaration 5.

                                CONDITIONS

        A. Application of Underlying Insurance Except as otherwise state herein, and except with respect to (1) any obligation to investigate or defend any claim or suit, or (2) any obligation to renew, the insurance afforded by this policy shall apply in like manner as the underlying insurance described in Declaration 4.

        B. Maintenance of Underlying Insurance It is warranted by the insured that no less than the amount of underlying insurance stated in Declaration 4 is available to the insured, and that such underlying insurance shall be maintained in force during the currency of this policy, except for any reduction of the aggregate limits contained therein solely by payment of claims in respect to occurrences during the period of this policy and covered by such underlying insurance. Notice of exhaustion of underlying insurance shall be given the company as soon as practicable after such exhaustion.

        C. Loss Payable Liability of the company with respect to any one occurrence shall not attach unless and until the insured, or the insured's underlying insurer, has paid the amount of underlying insurance stated in declaration 4 and after the insured's liability shall have been made certain by final judgment after actual trial, or by written agreement of the insured, the claimant and the company.

        D. Premium The premium for this policy shall be stated in Declaration 3.

        E. Assistance and Co-operation The company shall not be called upon to assume charge of the settlement or defense of any claim made or proceeding instituted against the insured; but the company shall have the right and opportunity to associate with the insured in the defense and control of any claim or proceeding reasonably likely to involve the company. In such event the insured and the company shall cooperate fully.

        F. Expenses Loss and legal expenses incurred by the insured with the consent of the company in the investigation or defense of claims, including court costs and interest, shall be borne by both the company and the insured in the proportion that each party's share of loss bears to the total amount of such loss. For purposes of this allocation, the insured's share of such loss shall include the amount, if any, of the loss borne by its underlying insurer. Salaries and expenses of the insured's employees shall not be considered as part of the above expenses. Expenses thus paid by the company shall be paid in addition to the limit of liability stated in Declaration 5. If, however, expenses are included in the limit of liability of the underlying insurance, then expenses paid by the company shall be included in the limit of liability of this policy and not in addition thereto.

        G. Notice of Occurrence Upon the happening of an occurrence reasonably likely to involve the company hereunder, written notice shall be given as soon as practicable to the company or any of its authorized agents as designated in Declaration 6. Such notice shall contain particulars sufficient to identify the insured and the fullest information obtainable at the time.

       The insured shall give like notice of any claim made on account of such occurrence. If legal proceedings are begun, the insured, when requested by the company, shall forward to it each paper thereon, or a copy thereof, received by the insured or the insured's representatives, together with copies of reports of investigations made by the insured with respect to such claim proceedings.

        H. Appeals In the event the insured or the insured's underlying insurer elects not to appeal a judgment which exceeds the underlying insurance, the company may elect to do so at its own expense, and shall be liable for the taxable costs, disbursements and interest incidental thereto, but in no event shall the liability of the company for excess loss exceed the amount set forth in Declaration 5.

        I. Subrogation In the event of payment under this policy, the company will participate with the insured and any underlying insurer in the exercise of all the insured's rights of recovery against any person or organization liable therefor. Recoveries shall be applied first to reimburse any interest (including the insured) that may have paid any amount, with respect to liability in excess of the limit of the company's liability hereunder, then to reimburse the company up to the amount paid hereunder, and lastly to reimburse such interests (including the insured), to whom this insurance is excess as are entitled to claim the residue, if any. Such expenses incurred in the exercise of rights of recovery shall be apportioned among all interests in the ratio of their respective losses for which recovery is sought.

        J. Cancellation This policy may be cancelled by the named insured by surrender thereof to the company or any of its authorized agents, or by mailing to the company written notice stating when thereafter such cancellation shall be effective. If cancelled by the named insured, the company shall retain the customary short rate proportion of the premium. This policy may be cancelled by the company by mailing to the named insured at the address shown in this policy written notice stating when, not less than thirty (30) days thereafter, such cancellation shall be effective, except this policy may be cancelled as aforesaid by not less than ten (10) days notice when the cancellation is being effected by reason of the named insured's nonpayment of premium.

        The mailing of notice as aforesaid shall be sufficient notices and the effective date of cancellation stated in the notice shall become the end of the policy period. If the company cancels, earned premium shall be computed pro rata. Delivery of such written notice either by the named insured or by the company shall be equivalent to mailing.

        Premium adjustment shall be made by the company either at the time cancellation is effected or as soon as practicable thereafter. The check of the company or its representative, mailed or delivered, shall be sufficient tender of any refund due the named insured.

        If this policy insures more than one named insured, cancellation may be effected by the first of such named insureds for the account of all insureds; and notice of cancellation by the company to such first named insured shall be notice to all insureds. Payment of any unearned premium to such first named insured shall be for the account of all interests therein.

        K. Other Insurance If other valid and collectible insurance is available to the insured which covers a loss also covered by this policy, other than insurance that is specifically purchased as being in excess of this policy, this policy shall operate in excess of, and not contribute with, such other insurance.

        L. Changes in Underlying Insurance Any changes in coverage or the insurer in the underlying insurance shall be promptly reported to the company and the insured shall, upon request, furnish the company with copies of such changes. Any change in premium in the underlying insurance shall be promptly reported to the company and the premium for this policy may be adjusted in accordance with the manuals of the company then in effect.

IN WITNESS WHEREOF, the company has caused this policy to be signed by its president and secretary but this policy shall not be valid unless completed by the attachment hereto of a Declarations page countersigned by a duly authorized representative of the company.




- - ----------------------------------        --------------------------------
             Secretary                              President

                         NUCLEAR ENERGY LIABILITY
                           EXCLUSION ENDORSEMENT


It is agreed that:
I.   This policy does not apply:       II.  As used in this endorsement:
     (a) under any liability
     coverage, to injury, sickness,    "hazardous properties" include
     disease, death, destruction or    radioactive, toxic or explosive
     loss                              properties;
     1. with respect to which an
        insured under the policy is    "nuclear material" means source
        also an insured under a        material, special nuclear material or
        nuclear energy liability       byproduct material;
        policy issued by Nuclear
        Energy Liability Insurance     "source material", "special nuclear
        Association, Mutual Atomic     material", and "byproduct material"
        Energy Liability               have the meanings given them in the
        Underwriters or Nuclear        Atomic Energy Act of 1954 or in any
        Insurance Association of       law amendatory thereof;
        Canada, or would be an
        insured under any such         "spent fuel" means any fuel element
        policy but for its             or fuel component, solid or liquid,
        termination upon exhaustion    which has been used or exposed to
        of its limit of liability;     radiation in a nuclear reactor;
        or
     2. resulting from the hazardous   "waste" means any waste material (1)
        properties or nuclear          containing byproduct material and (2)
        material and with respect to   resulting from the operation by any
        which (a) any person or        person or organization of any nuclear
        organization is required to    facility included within the
        maintain financial             definition of nuclear facility under
        protection pursuant to the     paragraph (1) or (2) thereof;
        Atomic Energy Act of 1954,
        or any law amendatory          "nuclear facility" means
        thereof, or (b) the insured        1. any nuclear reactor;
        is, or had its policy not          2. any equipment or device
        been issued would be,                 designed or used for (a)
        entitled to indemnity from            separating the isotopes of
        the United States of                  uranium or plutonium, (b)
        America, or any agency                processing or utilizing
        thereof, with any person or           spent fuel, or (c) handling,
        organization;                         processing or packaging
     (b) under any liability                  waste;
     coverage, to injury, sickness,        3. any equipment or devise used
     disease, death, destruction or           for processing, fabricating
     loss resulting from the                  or alloying of special
     hazardous properties of nuclear          nuclear material if at any
     material, if                             time the total amount of
     1. the nuclear material (a) is           such material in the custody
        at any nuclear facility               of the insured at the
        owned by, or operated by or           premises where such
        on behalf of, an insured or           equipment or devise is
        (b) has been discharged or            located consists of or
        dispersed therefrom;                  contains more than 25 grams
     2. the nuclear material is               of plutonium or uranium 233
        contained in spent fuel or            or any combination thereof,
        waste at any time possessed,          or more than 250 grams of
        handled, used, processed,             uranium 235;
        stored, transported or             4. any structure, basin,
        disposed of by or on behalf           excavation, premises or
        of an insured; or                     place prepared or used for
     3. the injury, sickness,                 the storage or disposal of
        disease, death, destruction           waste;
        or loss arises out of the      and includes the site on which any of
        furnishing by an insured of    the foregoing is located, all
        services, materials, parts     operations conducted on such site and
        or equipment in connection     all premises used for such
        with the planning,             operations;
        construction, maintenance,
        operation or use of any        "nuclear reactor" means any apparatus
        nuclear facility, but if       designed or used to sustain nuclear
        such facility is located       fission in self-supporting chain
        within the United States of    reaction or to contain a critical
        America, its territories or    mass of fissionable material;
        possessions or Canada, this
        exclusion (3) applies only     With respect to injury to or
        to injury to or destruction    destruction of or loss of property,
        of or loss of property at      the word "injury" or "destruction" or
        such nuclear facility;         "loss" includes all forms of
                                       radioactive contamination of
                                       property;


                                       All other terms and conditions of
                                       this policy remain unchanged.

                      Old Republic Insurance Company
                         GREENSBURG, PENNSYLVANIA
- - --------------------------------------------------------------------------------

     DECLARATIONS--EXCESS INSURANCE POLICY      Policy Number:  CUG 23731

                                                Previous Number:  New

- - --------------------------------------------------------------------------------

1.  NAMED INSURED AND ADDRESS:
          Bolt Beranek and Newman Inc.
          150 CambridgePark Drive
          Cambridge, MA  02140

- - --------------------------------------------------------------------------------

2.  POLICY PERIOD:  FROM   December 1, 1993  TO   December 1, 1994
                  12:01 A.M. STANDARD TIME AT THE NAMED INSURED'S ADDRESS  ABOVE
     PREMIUM:

- - --------------------------------------------------------------------------------

3.        $80,000. Flat


- - --------------------------------------------------------------------------------

4.   UNDERLYING INSURANCE:


                        $10,000,000. annual aggregate as detailed
                                in Endorsement No. 1

- - --------------------------------------------------------------------------------

5.   LIMIT OF LIABILITY:
          $5,000,000. annual aggregate in excess of the underlying insurance stated in Item 4. All expenses resulting from the investigation and defense of claims to which this policy applies, including court costs and interest, shall be included in the limit of liability of this policy and not in addition thereto.

- - --------------------------------------------------------------------------------

6.   NOTICE OF OCCURRENCE OR CLAIM (CONDITION G) TO:

     CHICAGO UNDERWRITING GROUP, INC.
     211 WEST WACKER DRIVE, THIRD FLOOR
     CHICAGO, ILLINOIS 60606

- - --------------------------------------------------------------------------------

7.   ATTACHMENTS:  ORUG-5  Endorsements #1, #2, #3, #4, #5, #6 and
                           Application dated November 23, 1993.


DATE: July 5, 1994

                                     ------------------------------------------
                                             Authorized Representative

OLD REPUBLIC
  Companies

It is understood and agreed Item 4. of the Declarations reads as follows:

4.   UNDERLYING INSURANCE:

        Primary Insurer:        Federal Insurance Company
        Coverage:               Executive Liability and Indemnification
        Policy Number:          8137-71-31
        Policy Term:            December 1, 1993 to December 1, 1994
        Limit of Liability:     $3,000,000. annual aggregate
        Retention:              $0 each Director and Officer each Loss, but in
                                no event exceeding $0 in the aggregate each Loss as respects Directors and Officers
                                Liability. $1,000,000. in the aggregate each loss as respects Company Reimbursement
                                Liability.

        First Excess Insurer:   St. Paul Mercury Insurance Company
        Policy Number:          900DX0049
        Policy Term:            December 1, 1993 to December 1, 1994
        Limit of Liability:     $5,000,000. annual aggregate in excess of the
                                limit shown above.

        Second Excess Insurer:  Federal Insurance Company
        Policy Number:          8137-71-32
        Policy Term:            December 1, 1993 to December 1, 1994
        Limit of Liability:     $2,000,000. annual aggregate in excess of the
                                limits shown above.

      All other terms and conditions of this policy remain unchanged.

This endorsement is a part of the policy and takes effect on the effective date of the policy, unless another effective date is shown below.


- - --------------------------        ------------------------------------
Must Be Completed                 Complete Only When This Endorsement
                                  Is Not Prepared with the Policy  Or
                                    Is Not to be Effective with the
                                                Policy

- - --------------------------        ------------------------------------
ENDT. NO.   POLICY NO.            ISSUED TO   EFFECTIVE DATE OF THIS
    1        CUG 23731                       ENDORSEMENT

- - --------------------------        ------------------------------------

     7/05/94 - AA




                           Countersigned by___________________________________
                                                Authorized Representative

ORUG-21 (3/94)

                               OLD REPUBLIC
                                 Companies

                          Amendatory Endorsement


It is agreed that conditions A, B, C, F and G of this policy are deleted and replaced by the following:

A. Application of Underlying Insurance. Except as otherwise stated herein, and except with respect to (1) any obligation to investigate or defend any claim or suit, or (2) any obligation to renew, this policy shall adopt and incorporate by reference the terms, conditions, exclusions and limitations of the underlying insurance described in Declaration 4.

B. Maintenance of Underlying Insurance - It is warranted by the insured that no less than the amount of underlying insurance stated in Declaration 4 is available to the insured and that such underlying insurance shall be maintained in force during the period of this policy, except for the reduction or exhaustion of the aggregate limits contained therein solely by payment of loss and/or defense expenses which, except for the amount thereof, would be indemnifiable under this policy and which results from claims first made against the Insure during the period of this policy.

C. Loss Payable - Liability of the company with respect to any claim shall not attach unless and until the insured, or the insured's underlying insurer, has paid an amount equal to the underlying insurance stated in Declaration 4 and after the insured's liability shall have been made certain by final judgment after actual trial or by written agreement of the insured, the claimant and the company.

     The insolvency, bankruptcy, receivership or refusal or inability to pay of the insured or any underlying insurer shall not operate to lower the amount of underlying insurance stated in Declaration 4 or increase the company's liability under this policy. In no event shall the company assume the liabilities and/or responsibilities and/or obligations of the insured or any underlying insurer.

F. Expenses - Notwithstanding anything contained in the underlying insurance to the contrary, all expenses resulting from the investigation and defense of claims to which this policy applies, including court costs and interest, shall be included in the limit of liability of this policy and not in addition thereto.

G. Notice of Claims - The insured must give the company, through its authorized agent designated in Declaration 6, written notice of any claim first made against the insured during the period of this policy whether or not the claim exceeds the amount of underlying insurance. Such notice shall be given within the period of time required by the underlying insurance, but in no event shall the notice be given later than sixty (60) days after the termination of this policy. Any notice of claim must contain particulars sufficient to identify the insured, the claimant and the alleged acts, errors or omissions that caused the claim.

     The insured shall cooperate with the company in providing any information that the company may reasonably require, including copies of all demands, notices, summonses or legal papers that relate to any claim.

This endorsement is a part of your policy and takes effect on the effective date of your policy, unless another effective date is shown below.




- - -------------------------        -----------------------------------------
Must Be Completed                 Complete Only When This Endorsement
                                  Is Not Prepared with the Policy  Or
                                    Is Not to be Effective with the
                                                Policy



- - -------------------------        -----------------------------------------
ENDT. NO. POLICY NO.             ISSUED TO          EFFECTIVE DATE OF
    2        CUG 23731                              THIS ENDORSEMENT



- - -------------------------        -----------------------------------------
CHUG-67 (8/87)



                              Countersigned by______________________________
                                                  Authorized Representative

     ORUG-21 (4/84)

OLD REPUBLIC
Companies


                       Excess Insurance Application


It is agreed that this policy is issued in reliance upon the statements made in the application, a copy of which is attached hereto and made a part hereof.

It is further agreed that the policy shall not apply to liability of any kind based upon, involving or arising out of:

     (1) any claims or suits described or referenced by the insured in answer to questions #10, #11 and #12 of the application, or

     (2) any facts, situations or circumstances described or referenced by the insured in answer to question #13 of the application.





















All other terms and conditions of this policy remain unchanged.

This endorsement is a part of the policy and takes effect on the effective date of the policy, unless another effective date is shown below.



- - --------------------------       ------------------------------------------
Must Be Completed                 Complete Only When This Endorsement
                                  Is Not Prepared with the Policy  Or
                                    Is Not to be Effective with the
                                                Policy


- - --------------------------       ------------------------------------------
ENDT.     NO. POLICY NO.             ISSUED TO   EFFECTIVE DATE OF THIS
  3          CUG 23731                           ENDORSEMENT

- - --------------------------       ------------------------------------------

     CHUG-71 (4/94)
     (D&O)

ORUG-21 (3/94)                  Countersigned by_______________________________
                                                    Authorized Representative

OLD REPUBLIC
Companies




It is understood and agreed that the insurer shall not be liable to make any payment for loss in connection with any claim made against the Directors or Officers based upon, arising out of, in consequence of or in any way attributable to litigation, arbitration or administrative proceeding prior to or pending as of December 1, 1993 involving the Company and/or any Director or Officer of the Company and/or any Subsidiary of the Company or arising out of any facts or circumstances underlying or alleged in any such prior or pending litigation, arbitration or administrative proceeding.

















All other terms and conditions of this policy remain unchanged.

This endorsement is a part of the policy and takes effect on the effective date of the policy, unless another effective date is shown below.



- - ---------------------------      -------------------------------------------
Must Be Completed                 Complete Only When This Endorsement
                                  Is Not Prepared with the Policy  Or
                                    Is Not to be Effective with the
                                                Policy


- - ---------------------------      -------------------------------------------
ENDT. NO. POLICY NO.             ISSUED TO   EFFECTIVE DATE OF THIS
  4        CUG 23731                         ENDORSEMENT



- - ---------------------------      -------------------------------------------
     CHUG-41 (01/88)

ORUG-21 (3/94)               Countersigned by_________________________________
                                                  Authorized Representative

OLD REPUBLIC
Companies



If the Insurer shall cancel this policy for any reason, except for the nonpayment of premium, or refuse to renew this policy, the Company shall have the right, upon payment within ten (10) days after the effective date of such cancellation or non-renewal of an additional premium of 75% of the annual premium hereunder to an extension of the insurance granted by this policy in respect of any claim or claims made against the Directors or Officers during the period of twelve (12) months after the date of such cancellation or non-renewal, but only in respect of any Wrongful Act committed before the date of such cancellation or non-renewal. Such twelve
(12) month period is herein after referred to as "extended discovery period".


















All other terms and conditions of this policy remain unchanged.

This endorsement is a part of the policy and takes effect on the effective date of the policy, unless another effective date is shown below.



- - -------------------------       ------------------------------------------
Must Be Completed                 Complete Only When This Endorsement
                                  Is Not Prepared with the Policy  Or
                                    Is Not to be Effective with the
                                                Policy


- - -------------------------       ------------------------------------------
ENDT. NO. POLICY NO.             ISSUED TO   EFFECTIVE DATE OF THIS
   5      CUG 23731                          ENDORSEMENT



- - -------------------------       ------------------------------------------
     CHUG-87 (11/86)

ORUG-21 (3/94)               Countersigned by_________________________________
                                                 Authorized Representative

OLD REPUBLIC
Companies



In consideration of the premium charged it is understood and agreed that coverage provided hereunder does not apply to any claim or claims for which coverage would be afforded by the Primary Insurer's Endorsement no. 2.






















All other terms and conditions of this policy remain unchanged.

This endorsement is a part of the policy and takes effect on the effective date of the policy, unless another effective date is shown below.



- - ---------------------------     ------------------------------------------
Must Be Completed                 Complete Only When This Endorsement
                                  Is Not Prepared with the Policy  Or
                                    Is Not to be Effective with the
                                                Policy



- - ---------------------------     ------------------------------------------
ENDT. NO. POLICY NO.             ISSUED TO   EFFECTIVE DATE OF THIS
    6     CUG 23731                          ENDORSEMENT


- - ---------------------------     ------------------------------------------
     7/05/94 - AA



ORUG-21 (3/94)                 Countersigned by_______________________________
                                                  Authorized Representative